UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒            Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
FormFactor, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Dear Fellow Stockholders,
All of us at FormFactor, together with the rest of the world, weathered an exceedingly challenging year in 2020. A global pandemic impacted our entire operations, heavy smoke from massive fires linked to the global climate crisis surrounded many of our facilities, and prevalent injustice afflicted our communities. As a result of these challenges, however, our company and its culture are stronger and more resilient today, with an even sharper focus on the opportunities ahead of us.
We are more conscious than ever of how our work facilitates critical infrastructure, essential businesses, and healthier communities by enabling key innovations and the volume production of devices for communications, computing and other vital applications. Last year and still today we have clearly witnessed the power of these technologies to keep us safe and fuel how we connect, work and learn. This heightened awareness helped motivate our employees to maintain the productivity, agility and creativity to achieve new records in revenue and profitability in 2020, including an 18% growth in revenue over the previous and also record-breaking year.
None of our successes in 2020 would have been possible without the continued support of FormFactor’s stockholders, and we express our sincere appreciation. We also convey our gratitude through our commitment to performance, integrity, and sustainability within a FormFactor culture of oversight, transparency, and accountability at every level. This includes our Board of Director’s and management’s continued focus upon our long-term strategic objectives:
•
Leadership in Core Markets: Increase market share in the advanced probe card market segment and in engineering systems, and leverage existing key roadmap technologies and investments across all markets.

•	Drive Profitability: Maintain and continuously improve efficiency by capitalizing on our leadership positions and economies of scale.
•	Enter and Develop in Adjacent Markets: Continue long-term diversification of revenue streams and customer mix through M&A and product extensions in semiconductor test and measurement.
COVID-19 Response. From the pandemic’s outset, our Board oversaw our COVID-19 response strategy, which focused on our actions to continue manufacturing while maintaining the safety of our employees to support our customers’ business continuity and critical infrastructure. We are proud of how well our employees supported our COVID-19 safety protocols and contributed to the efforts of local communities and healthcare providers.
Connecting with Stockholders. In the context of the pandemic and the uncertainty it created among investors, we enhanced our already robust investor relations program. We found that the adoption of virtual meeting formats actually helped us broaden our investor outreach as well. We maintained our strong existing relationships with semiconductor equipment sell-side analysts, which represents a rather broad coverage universe, and we attended substantially more virtual conferences and non-deal roadshows. In August, we also hosted an analyst day online at which we introduced our new target financial model based upon specific technology trends and market drivers.
Maintaining a Highly Qualified and Diverse Board. Our Board composition reflects an effective mix of industry knowledge, functional expertise, company experience, and diverse perspectives. We welcomed two new female members to our Board last year, and both delivered exemplary service to the company. In 2021, we will continue to pursue highly qualified and diverse board candidates as we move forward. The Board and its compensation committee continue to emphasize a strong pay-for-performance culture to remain solidly aligned with the interests of our stockholders. The Board also remains committed to regularly evaluating human capital management issues, including succession planning, talent development, employee engagement, and diversity and inclusion.
Sustainability and Corporate Responsibility. Our Board is committed to overseeing the integration of environmental and corporate social responsibility principles throughout FormFactor. We have increased the visibility of our dedication to corporate social responsibility through disclosures on our website regarding our internal Sustainable Leadership program, including the progress on our greenhouse gas (GHG) emissions goals and various other subjects with reference to global sustainability reporting standards.
Your vote is important. The agenda for our Annual Meeting of Stockholders is described in detail in the attached Notice of 2021 Annual Meeting of Stockholders and in the attached Proxy Statement. I strongly encourage you to attend online and participate. Whether or not you are able to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience.
Thank you for your continued support and your participation in this year’s Annual Meeting of Stockholders.

Sincerely,

Michael D. Slessor
Chief Executive Officer

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

When:	May 14, 2021 at 3:00 p.m., Pacific Daylight Time
Where:
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted online via live webcast. Stockholders of record will be able to attend the Annual Meeting, submit questions, view the stockholder list, and vote online during the meeting by visiting www.virtualshareholdermeeting.com/FORM2021 and using the 16-digit control number included on their proxy card or Notice of Internet Availability. Beneficial owners should review the Proxy Statement as well as their voting instruction form or Notice of Internet Availability of Proxy Materials for how to vote in advance of and participate in the Annual Meeting. We believe a virtual meeting will enable expanded access and increased stockholder attendance and participation in light of the public health and travel concerns relating to COVID-19 and the related recommendations and protocols issued by federal, state and local governments.

Items of Business:	1.	Election of the two directors named in the Proxy Statement;
	2.	Advisory approval of the company’s executive compensation;
	3.	Ratification of the selection of KPMG LLP as FormFactor’s independent registered public accounting firm for fiscal year 2021; and
	4.	Action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Who Can Vote:	Stockholders of FormFactor, Inc. Common Stock at the close of business on March 19, 2021. Your vote is important.
Record Date:
The record date for determining those stockholders of our company who will be entitled to notice of, and to vote at, the Annual Meeting, and at any adjournment or postponement thereof, is March 19, 2021.

Whether or not you are able to attend the Annual Meeting online, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating and returning a proxy card or voting instruction form at your earliest convenience.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the meeting, the chair of the meeting will convene the meeting at 3:30 p.m. Pacific Daylight Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor Relations page of the company’s website at investors.formfactor.com.
By order of the Board of Directors,

Jason Cohen
Vice President, General Counsel and Secretary

INTERNET AVAILABILITY

We are taking advantage of the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to their stockholders through the Internet. This Proxy Statement and our 2020 Annual Report on Form 10-K are available at http://proxyvote.com. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. On or about March 31, 2021, we mailed to stockholders as of the record date a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice instructs you on how to access and review all the important information contained in this Proxy Statement and in our 2020 Annual Report on Form 10-K (which we posted on the Internet on the same date), as well as how to submit your proxy over the Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you may request a printed copy of the proxy materials by following the instructions on the Notice. We will also provide, without charge, a copy of the 2020 Annual Report on Form 10-K, including the financial statements and the financial statement schedules, to any stockholder who submits a written request to us at our principal executive offices at FormFactor, Inc., Attn: General Counsel, 7005 Southfront Road, Livermore, CA 94551.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this Proxy Statement and accompanying materials constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the company’s expectations or objectives regarding future financial and operational results, the company’s successful development and execution of strategic and operational plans and growth objectives, and the company’s achievement and execution of its corporate social responsibility objectives and standards, and other statements regarding the company’s business. Forward-looking statements also include statements regarding the company’s management, compensation or governance practices or policies that may indicate an intent or expectation to continue such practices in the future. Forward-looking statements may contain words such as “may,” “might,” “will,” “expect,” “plan,” “anticipate,” and “continue,” the negative or plural of these words and similar expressions and include the assumptions that underlie such statements. Where forward-looking statements are expressions of an intent or expectation to continue any management or governance practices, such continuation is subject to future change or cessation except as may be otherwise required by law. The forward-looking statements included in this Proxy Statement and accompanying materials are based on our current beliefs and expectations and speak only as of the date hereof. These statements may also be based on standards for measuring progress that are still developing and on assumptions that are subject to change in the future. These statements are also aspirational and are not guarantees or indicators of future actions, targets or results. Important assumptions and other factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those risks, uncertainties and factors described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 26, 2020 and in our other filings with the SEC. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the date of this Proxy Statement to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

2021 Proxy Statement	i

The information in the Report of the Audit Committee and the Report of the Compensation Committee contained in this Proxy Statement shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically and expressly incorporate this information by reference into such filings. In addition, this information shall not otherwise be deemed to be “soliciting material” or to be filed under those Acts.
Please note that information on FormFactor’s website is provided for convenience only and is not incorporated by reference into this Proxy Statement.
ii	2021 Proxy Statement

ABOUT FORMFACTOR
FormFactor, Inc., headquartered in Livermore, California, is a leading provider of semiconductor test and measurement technologies. We provide a broad range of high-performance probe cards, analytical probes, probe stations, metrology systems, and thermal subsystems to both semiconductor companies and scientific institutions. Our products provide electrical and optical information from a variety of semiconductor and electro-optical devices and integrated circuits from research, through development to production. Customers use our products and services to lower production costs, improve yields, and enable development of their complex next generation products.
SUMMARY OF PROPOSALS
Below is a summary of the matters to be voted upon at our 2021 Annual Meeting of Stockholders. For more information about these items, please review FormFactor’s complete Proxy Statement and its Annual Report on Form 10-K for the year ended December 26, 2020.
PROPOSAL	DESCRIPTION	BOARD RECOMMENDATION
Proposal 1: Election of Directors (page 8)	We are asking our stockholders to elect two Class III directors. We recommend voting in favor of the nominees named in this Proxy Statement.	✔ FOR each nominee
Proposal 2: Advisory approval of the company’s executive compensation (page 28)
We are asking our stockholders to cast a non-binding advisory vote regarding the compensation of our named executive officers. We recommend that you review the “Compensation Discussion and Analysis” section in this Proxy Statement for additional details on FormFactor’s executive compensation.
✔ FOR
Proposal 3: Ratification of the selection of KPMG LLP as the company’s independent registered public accounting firm for fiscal year 2021 (page 49)	We are asking our stockholders to ratify our Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm.	✔ FOR
2021 Proxy Statement	1

PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
QUESTIONS AND ANSWERS REGARDING PROXY MATERIALS
Q:	Why am I receiving FormFactor’s proxy materials?
A:
Our Board of Directors has made FormFactor’s proxy materials available to you on the Internet on or about March 31, 2021 or, upon your request, has delivered a printed set of the proxy materials to you by mail in connection with the solicitation of proxies by our Board for our 2021 Annual Meeting of Stockholders. FormFactor’s proxy materials are available on the Internet at http://proxyvote.com. We will hold the Annual Meeting on Friday, May 14, 2021, at 3:00 p.m., Pacific Daylight Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted online via live webcast.

We believe a virtual meeting will enable expanded access and increased stockholder attendance and participation in light of the public health and travel concerns relating to COVID-19 and the related recommendations and protocols issued by federal, state and local governments. Our intention is to resume holding in-person meetings under normal circumstances.
Q:	What is included in the proxy materials?
A:
The proxy materials include our company’s Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and the 2020 Annual Report on Form 10-K, which includes our audited consolidated financial statements. If you requested a printed set of the proxy materials by mail, the proxy materials also included a proxy card for the Annual Meeting.

Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials?
A:
We mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners of our common stock on or about March 31, 2021 to notify you that you can access the proxy materials over the Internet. Instructions for accessing the proxy materials through the Internet are set forth in the Notice. As we did last year for our 2020 Annual Meeting of Stockholders, we sent the Notice instead of mailing a printed set of the proxy materials in accordance with the “Notice and Access” rules adopted by the U.S. Securities and Exchange Commission. If you wish to receive a printed set of the proxy materials, please follow the instructions set forth on the Notice.

Q:	How can I get electronic access to the proxy materials?
A:
The Notice contains instructions on how to review our company’s proxy materials on the Internet and instruct us to send future proxy materials to you by e-mail. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it in writing.

Q:	What is “householding” and how does it affect me?
A:
The proxy rules of the U.S. Securities and Exchange Commission permit companies and intermediaries, such as brokers and banks, to satisfy proxy statement delivery requirements for two or more stockholders sharing an address by delivering one proxy statement to those stockholders. This procedure, known as “householding,” reduces the amount of duplicate information that stockholders receive and lowers our printing and mailing costs.

Only one Notice may have been delivered to your address if multiple stockholders share that address unless we have received contrary instructions from you. Stockholders who wish to opt out of this procedure and receive separate copies of the Notice in the future, or stockholders who are receiving
2	2021 Proxy Statement

multiple copies and would like to receive only one copy, should contact their bank, broker or other nominee or us at the address, e-mail address or phone number below.
We will promptly send a separate copy of the Notice for the 2021 Annual Meeting if you send your request by mail to our Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, by e-mail at corporatesecretary@formfactor.com or by phone at (925) 290-4000.
QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING
Q:	Where will the Annual Meeting be held?
A:
We will hold the Annual Meeting entirely online via live webcast on Friday, May 14, 2021, at 3:00 p.m., Pacific Daylight Time. You will not be able to physically attend the Annual Meeting. The webcast will begin promptly at 3:00 p.m. You are encouraged to access the Annual Meeting early and provide sufficient time for online check-in, which will begin 15 minutes before the Annual Meeting commences. Technical assistance will be available to assist with any difficulties encountered while accessing the Annual Meeting beginning 30 minutes prior to the meeting through the end of the meeting.

A replay of the Annual Meeting will be made available on our Investor Relations page of our website until the next Annual Meeting.
Stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/FORM2021. The company will try to answer as many questions as possible during the time scheduled. Additional information regarding the question and answer process, including the types and number of questions permitted, the time allotted for the question and answer session, and how questions will be addressed and disclosed, will be available in the Annual Meeting rules of conduct, which will be posted at the virtual Annual Meeting website during the Annual Meeting.
Q:	What specific proposals will be considered and acted upon at FormFactor’s 2021 Annual Meeting?
A:	The specific proposals to be considered and acted upon at the Annual Meeting are:
Proposal No. 1—Election of two Class III directors to our Board of Directors, each to serve on our Board for a term of three years or until a successor has been elected and qualified or until their earlier death, resignation or removal. The Class III director nominees are Rebeca Obregon-Jimenez and Kelley Steven-Waiss;
Proposal No. 2—Advisory approval of the company’s executive compensation; and
Proposal No. 3—Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2021.
We will also consider any other matters that are properly presented for a vote at the Annual Meeting. As of March 31, 2021, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card or voting instruction form will vote the shares they represent using their best judgment.
Q:	What do I need to do to attend the Annual Meeting?
A:
Stockholders of record as of the close of business on March 19, 2021 will be able to attend the Annual Meeting, submit questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/FORM2021 and using the 16-digit control number provided on their Notice or proxy card and following the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through the http://proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the

2021 Proxy Statement	3

16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
QUESTIONS AND ANSWERS REGARDING VOTING AND ANY PROXY SOLICITATION
Q:	Who can vote at the Annual Meeting?
A:
Only stockholders of record of our common stock at the close of business on March 19, 2021, which is the record date, are entitled to notice of, and to vote at, the Annual Meeting. If you own shares of FormFactor common stock as of the record date, then you can vote at the Annual Meeting. At the close of business on the record date, we had 77,758,530 shares of our common stock outstanding and entitled to vote, which were held by 136 stockholders of record.

Q:	How many votes am I entitled per share of common stock?
A:	Holders of our common stock are entitled to one vote for each share held as of the record date.
Q:	What is the difference between holding FormFactor shares as a stockholder of record and a beneficial owner?
A:
Most of our stockholders hold their shares of our common stock as a beneficial owner through a broker, bank or other nominee in “street name” rather than directly in their own name. As summarized below, there are some important distinctions between shares held of record and those owned beneficially in “street name.”

Stockholder of Record: If your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and we delivered the Notice or proxy card directly to you. As the stockholder of record, you have the right to vote your shares online or by proxy at the Annual Meeting.
Beneficial Owner: If your shares of our common stock are held in an account with a broker, bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the broker, bank or other nominee holding your shares on your behalf delivered the Notice or a voting instruction form to you. The nominee holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares being held by them.
Q:	If I am a stockholder of record of FormFactor shares, how do I vote?
A:
Voting by Internet Before the Annual Meeting. You can vote through the Internet before the Annual Meeting by following the instructions provided in the Notice that you received. Go to http://proxyvote.com, follow the instructions on the screen to log in, make your selections as instructed and vote.

Voting by Mail Before the Annual Meeting. You can vote by mail before the Annual Meeting by requesting a printed set of the proxy materials, which will contain a proxy card, and then completing, dating, signing and returning the proxy card in the postage-paid envelope (to which no postage need be affixed if mailed in the United States) accompanying the proxy card.
Voting at the Annual Meeting. If you plan to attend and vote online at the Annual Meeting, you may vote by following the instructions provided on the proxy card or Notice to log in to www.virtualshareholdermeeting.com/FORM2021. Even if you plan to attend the Annual Meeting online, we encourage you also to vote by Internet or mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
4	2021 Proxy Statement

Q:	If I am a beneficial owner of shares held in “street name,” how do I vote?
A:
Voting by Internet Before the Annual Meeting. You can vote over the Internet before the Annual Meeting by following the voting instruction form or Notice provided to you by your broker, bank or other nominee.

Voting by Mail Before the Annual Meeting. You can vote by mail by requesting a printed set of the proxy materials, which will contain a voting instruction form, and by completing, dating, signing and returning the voting instruction form in the postage-paid envelope (to which no postage need be affixed if mailed in the United States) accompanying the voting instruction form.
Voting at the Annual Meeting. If you plan to attend and vote online at the Annual Meeting, and your voting instruction form or Notice indicates that you may vote those shares through the http://proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, contact your broker, bank or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet or mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:	What if I submit a proxy but I do not give specific voting instructions?
A:
Stockholder of Record: If you are a stockholder of record of shares of our common stock, and if you indicate when voting through the Internet that you wish to vote as recommended by our Board of Directors, or if you sign and return a proxy without giving specific voting instructions, then the proxy holders designated by our Board, who are officers of our company, will vote your shares FOR the Class III nominees for director, FOR the advisory approval of the company’s executive compensation, and FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2021, all as recommended by our Board of Directors and as presented in this Proxy Statement.

Beneficial Owner: If you are a beneficial owner of shares of our common stock held in “street name” and do not present the broker, bank or other nominee that holds your shares with specific voting instructions, then the nominee may generally vote your shares on “routine” proposals but cannot vote on your behalf for “non-routine” proposals under the rules of various securities exchanges. If you do not provide specific voting instructions to the nominee that holds your shares with respect to a non-routine proposal, the nominee will not have the authority to vote your shares on that proposal. When a broker indicates on a proxy that it does not have authority to vote shares on a particular proposal, the missing votes are referred to as “broker non-votes.”
Q:	Which ballot measures are considered “routine” or “non-routine”?
A:
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2021 (Proposal No. 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3. The election of directors (Proposal No. 1) and the advisory approval of the company’s executive compensation (Proposal No. 2) are matters considered non-routine under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1 and 2.

Q:	What is the quorum requirement for the Annual Meeting?
A:
A quorum is required for our stockholders to conduct business at the Annual Meeting. A majority of the shares of our common stock entitled to vote must be present online or represented by proxy at the Annual Meeting in order to hold the meeting and conduct business. We will count your shares for purposes of

2021 Proxy Statement	5

determining whether there is a quorum if you are present online at the Annual Meeting, if you have voted through the Internet, if you have voted by properly submitting a proxy card, or if the nominee holding your shares submits a proxy card. We will also count broker non-votes for the purpose of determining if there is a quorum.
Q:	What is the voting requirement to approve each of the proposals?
A:
For Proposal No. 1, each of the two Class III directors will be elected if holders of shares of our common stock entitled to vote who are present online or represented by proxy at the Annual Meeting cast more votes “for” such nominee’s election than the votes “against” such nominee’s election. You may not cumulate votes in the election of directors. If a nominee for director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Governance and Nominating Committee will make a recommendation to the Board of Directors to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the Governance and Nominating Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who has so tendered his or her resignation will not participate in the Board of Directors’ decision.

Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present online or represented by proxy at the Annual Meeting.
Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present online or represented by proxy at the Annual Meeting.
The effectiveness of any of the proposals is not conditioned upon the approval by our stockholders of any other proposal by our stockholders.
Q:	How are abstentions treated?
A:	Abstentions are counted for the purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted either in favor of or against any of the proposals.
Q:	Can I change my vote or revoke my proxy after I have voted?
A:
You may change your vote or revoke your proxy at any time before the final vote at the Annual Meeting: (a) through the Internet before the Annual Meeting at http://proxyvote.com (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), (b) by signing and returning a new proxy card with a later date if you are a stockholder of record, or (c) by attending the Annual Meeting and voting online at www.virtualshareholdermeeting.com/FORM2021 if you are a stockholder of record, or if you are a beneficial owner and have received a control number in your Notice, or if you are a beneficial owner and have obtained a proxy from the nominee holding your shares giving you the right to vote your shares. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Q:	What happens if there are insufficient votes in favor of the proposals?
A:
In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the proxy holders, who are officers of our company, may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of holders of the majority of the shares of common stock present online or represented by proxy at the Annual Meeting.

6	2021 Proxy Statement

Q:	What happens if additional matters are presented at the Annual Meeting?
A:
We are not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the proxy holders, who are officers of our company, will have the authority in their discretion to vote your shares on any other matters that are properly presented for a vote at the Annual Meeting. If for any reason any of the Class III nominees are not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates as may be recommended by our Board of Directors.

Q:	Is my vote confidential?
A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation and certification of votes, and (c) to facilitate a successful proxy solicitation. If stockholders provide written comments on their proxy cards, we may forward the proxy card(s) to our company’s Corporate Secretary.

Q:	Who is making the solicitation?
A:
We are soliciting the enclosed proxy for use at our Annual Meeting to be held on May 14, 2021 at 3:00 p.m., Pacific Daylight Time or at any postponement or adjournment thereof for the purposes set forth in this Proxy Statement.

Q:	Who is paying for the cost of this proxy solicitation?
A:
We will pay the entire cost for soliciting proxies to be voted at the Annual Meeting. We will pay brokers, banks and other nominees representing beneficial owners of shares of our common stock held in “street name” certain fees associated with delivering the Notice of Internet Availability of Proxy Materials, delivering printed proxy materials by mail to beneficial owners who request them and obtaining beneficial owners’ voting instructions. In addition, our directors, officers and employees may also solicit proxies on our behalf by mail, telephone, online or in person. We will not pay any compensation to our directors, officers and employees for their proxy solicitation efforts, but we may reimburse them for reasonable out-of-pocket expenses in connection with any solicitation.

QUESTIONS AND ANSWERS REGARDING THE VOTING RECOMMENDATIONS OF FORMFACTOR’S BOARD OF DIRECTORS AND VOTING RESULTS
Q:	What are the voting recommendations of our Board of Directors?
A:	Our Board of Directors recommends a vote FOR each of the nominees in Proposal No. 1 and FOR Proposal Nos. 2 and 3. Specifically, our Board recommends a vote:
FOR the election to our Board of Directors of Rebeca Obregon-Jimenez and Kelley Steven-Waiss as Class III directors;
FOR the advisory approval of the company’s executive compensation; and
FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2021.
Q:	Where can I find the voting results of the Annual Meeting?
A:
We intend to announce the voting results at the Annual Meeting and to report the results on a Form 8-K that we file with the U.S. Securities and Exchange Commission within four business days of the Annual Meeting.

2021 Proxy Statement	7

CORPORATE GOVERNANCE

PROPOSAL NO. 1—ELECTION OF DIRECTORS
The first proposal is to elect two Class III directors to our Board of Directors.
The Class III nominees are Rebeca Obregon-Jimenez and Kelley Steven-Waiss, who are both current directors of FormFactor. Rebeca Obregon-Jimenez was previously elected by stockholders at the 2020 Annual Meeting of Stockholders, and Kelley Steven-Waiss was previously elected by stockholders at the 2019 Annual Meeting of Stockholders.
Both Class III nominees have been duly nominated by our Board of Directors and have agreed to stand for election.
The proxy holders intend to vote all proxies received for the election of Mses. Rebeca Obregon-Jimenez and Kelley Steven-Waiss unless otherwise instructed. Proxies may not be voted for more than two directors.
In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted for a nominee designated by our Board of Directors to fill the vacancy. As of the date of this Proxy Statement, our Board of Directors is not aware that any nominee is unable or will decline to serve as a director of our company.
Our Board of Directors recommends a vote FOR the election to our Board of Directors of Rebeca Obregon-Jimenez and Kelley Steven-Waiss as Class III directors.
Board of Directors
Our Board of Directors currently consists of eight members and is divided into three classes, which we have designated as Classes I, II and III. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. The Class III directors will be elected at this year’s Annual Meeting. The term of the Class I directors expires at our 2022 Annual Meeting of Stockholders, and the term of the Class II directors expires at our 2023 Annual Meeting of Stockholders. Each director holds office until their successor is duly elected and qualified or until their earlier death, resignation or removal. Sheri Rhodes, Raymond A. Link, Michael D. Slessor, and Thomas St. Dennis were previously elected by stockholders at the 2020 Annual Meeting of Stockholders, and Lothar Maier was previously elected by stockholders at the 2019 Annual Meeting of Stockholders.
Edward Rogas, Jr. is not standing for re-election. Accordingly, the Board has voted to reduce its size from eight to seven directors effective immediately following the expiration of Mr. Rogas’ term at the Annual Meeting. The Board thanks Mr. Rogas for his service and contributions. In connection with Mr. Rogas’ departure, the Board moved Kelley Steven-Waiss from Class I to Class III in March 2021.

Based upon the Board’s assessment of the continued and anticipated growth of the company and broad-based trends in corporate governance, our Board intends to remove the classified structure of our Board from our amended and restated certificate of incorporation and submit for stockholder approval related amendments to the certificate of incorporation at the 2022 annual meeting of stockholders. Under such amendments, beginning with the election of directors at our 2022 annual meeting of stockholders, all elections of directors starting in 2022 would be only for a one-year term.

8	2021 Proxy Statement

Information regarding our director nominees and our other current directors as of the record date of this Proxy Statement, including their names and positions with our company, is set forth below.
Name of Director	Age	Class	Position with FormFactor	Director Since
Mr. Raymond A. Link(1)(3)	67	II	Director	June 2016
Mr. Lothar Maier(1)(3)	66	I	Director	November 2006
Ms. Rebeca Obregon-Jimenez*(2)	52	III	Director	September 2019
Ms. Sheri Rhodes(3)	52	I	Director	December 2019
Mr. Edward Rogas, Jr.(2)	80	III	Director	October 2010
Dr. Michael D. Slessor	51	II	Director and Chief Executive Officer	October 2013
Ms. Kelley Steven-Waiss*(1)(2)	51	III	Director	August 2015
Mr. Thomas St. Dennis	67	II	Director and Chairperson	September 2010
*	Current nominee for election.
(1)	Current member of the Governance and Nominating Committee.
(2)	Current member of the Compensation Committee.
(3)	Current member of the Audit Committee.
Based upon the information and discussion of qualifications and experience described in this Proxy Statement, the Board of Directors as a whole, and the Governance and Nominating Committee, has determined that each of the nominees, and our continuing directors, are qualified to serve as a director of the company.
The following will represent the percentage composition of our Board of Directors after the Annual Meeting if stockholders approve the proposed elections of directors.

2021 Proxy Statement	9

Raymond A. Link
Raymond A. Link has served as a director since June 2016. Mr. Link is currently a Lecturer at the University of California, Santa Barbara, on finance and accounting subjects in the Technology Management program. Mr. Link was a director of Cascade Microtech from February 2005 through June 2016. Mr. Link has served on the Board of Directors of nLight Inc., a manufacturer of high-power semiconductor lasers, since December 2010. Mr. Link served on the Board of Directors of Electro-Scientific Industries, a supplier of laser-based solutions for the microelectronics industry, from August 2015 through February 2019. From July 2005 to April 2015, Mr. Link served as Executive Vice President and Chief Financial Officer of FEI Company, a leading supplier of scientific and analytical instruments for nanoscale imaging. Prior to this, Mr. Link was the Chief Financial Officer of TriQuint Semiconductor, Inc., a manufacturer of electronic signal processing components for wireless communications from July 2001 to June 2005. Mr. Link received an M.B.A. from the Wharton School at the University of Pennsylvania and a B.S. degree from the State University of New York at Buffalo. Mr. Link is a licensed Certified Public Accountant and a fellow with the National Association of Corporate Directors.
Mr. Link is a source of continuity and oversight, and provides extensive knowledge of our company, including from his previous service as a board member of Cascade Microtech, which we acquired in 2016. Mr. Link is a licensed Certified Public Accountant and has over 35 years of sophisticated management experience. Mr. Link also has extensive background in our industry, and a broad base of financial reporting and corporate governance expertise. In addition, Mr. Link provides our Board with extensive public company board experience. The Board has determined that Mr. Link is an audit committee financial expert as defined under the regulations of the Securities and Exchange Commission and meets the financial sophistication requirements of the Nasdaq’s listing standards. Mr. Link’s top three skills identified in our Board skills assessment are Financial and Risk Management, Mergers & Acquisitions, and Board Practices of Public Companies.
Lothar Maier
Lothar Maier has served as a director since November 2006. Mr. Maier served as the Chief Executive Officer and a member of the board of directors of Linear Technology Corporation, a supplier of high performance analog integrated circuits, from January 2005 to March 2017. Prior to that, Mr. Maier served as Linear Technology’s Chief Operating Officer from April 1999 to December 2004. Before joining Linear Technology, Mr. Maier held various management positions at Cypress Semiconductor Corporation, a provider of high-performance, mixed-signal, programmable solutions, from July 1983 to March 1999, most recently as Senior Vice President and Executive Vice President of Worldwide Operations. Mr. Maier holds a B.S. in chemical engineering from the University of California at Berkeley.
Mr. Maier brings to our Board significant semiconductor industry and leadership experience as the former Chief Executive Officer and a former member of the board of directors of Linear Technology Corporation. Mr. Maier has considerable experience in semiconductor chip manufacturing, including a strong understanding of the drivers of customer demand for our products. Mr. Maier also provides expertise in financial accounting and reporting for publicly held companies as a result of his public company executive experience. The Board has determined that Mr. Maier meets the financial sophistication requirements of the Nasdaq’s listing standards. Mr. Maier’s top three skills identified in our Board skills assessment are Manufacturing Operations, Board Practices of Public Companies, and Engineering & Product Development.
10	2021 Proxy Statement

Rebeca Obregon-Jimenez
Rebeca Obregon-Jimenez has served as a director since September 2019. Ms. Obregon-Jimenez currently serves as Corporate Vice President of the Advanced System in Package Business Unit for Amkor Technology, Inc., one of the world’s largest providers of outsourced semiconductor packaging and test services. From August 2014 to January 2020, Ms. Obregon-Jimenez served as Corporate Vice President of Sales, and as a Senior Vice President in sales, strategic program management, and in operations finance at Amkor Technology, Inc. From May 1999 to August 2014, Ms. Obregon-Jimenez held executive and senior management positions at Integrated Device Technology, Inc., and Integrated Circuit Systems, Inc., in test operations, test engineering and product engineering. From June 1990 to May 1999, she served in the Semiconductor Products Sector of Motorola, Inc., where she held roles of increasing responsibility in a variety of engineering positions. Ms. Obregon-Jimenez earned her M.S. in electrical engineering from the National Technological University and her B.S. in electrical engineering from Arizona State University.
Ms. Obregon-Jimenez brings to our Board strong executive and operational experience from within the semiconductor industry, particularly within the semiconductor manufacturing and semiconductor test sectors, including an extensive understanding of the drivers of customer demand for our products from her experience as Corporate Vice President of the Advanced System in Package Business Unit for Amkor Technology, Inc. and other positions. Ms. Obregon-Jimenez’s top three skills identified in our Board skills assessment are Leadership and Senior Management, Sales & Marketing, and Engineering & Product Development.
Sheri Rhodes
Sheri Rhodes has served as a director since December 2019. Since April 2019, Ms. Rhodes has served as the Chief Information Officer overseeing the global information technology organization at Workday, Inc., a leading provider of enterprise cloud applications for finance, human resources, and planning. Prior to joining Workday, Ms. Rhodes served as Chief Technology Officer at Western Union Company, a worldwide financial services and communications company, from May 2017 to April 2019. Ms. Rhodes served as the Chief Information Officer at Electronics for Imaging, Inc., a digital imaging technology company, from December 2015 to May 2017. Ms. Rhodes also held roles of increasing responsibility at Symantec Corporation, from December 2009 to December 2015, including as Vice President of Global Applications from 2012 to 2015. Ms. Rhodes held management positions at Providian Financial Corporation and its successor Washington Mutual, Inc., from 1999 to 2008, including as a First Vice President from 2005 to 2008. From 1990 to 1999, Ms. Rhodes held management positions at KPMG US LLP, and Wells Fargo & Company. Ms. Rhodes earned an M.B.A. and a B.S. in Business Administration from San Diego State University.
Ms. Rhodes brings to our Board extensive executive-level management expertise in technology companies, as well as a deep understanding of complex global organizations and information technology management. Ms. Rhodes also brings to our Board a broad base of financial reporting and corporate governance expertise. The Board has determined that Ms. Rhodes meets the financial sophistication requirements of the Nasdaq’s listing standards. Ms. Rhodes’ top three skills identified in our Board skills assessment are Information Technology & Cybersecurity, Engineering & Product Development, and Mergers & Acquisitions.
2021 Proxy Statement	11

Michael D. Slessor
Michael D. Slessor has served as a director since October 2013. Dr. Slessor became our Chief Executive Officer on December 28, 2014. Dr. Slessor served as our President from October 2013 to December 2014, and as Senior Vice President and General Manager, MicroProbe Product Group from October 2012 to October 2013. Before joining FormFactor, Dr. Slessor was President and Chief Executive Officer of MicroProbe Incorporated from July 2008 through the October 2012 closing of FormFactor’s acquisition of MicroProbe. Prior to joining MicroProbe, he held various management, product-marketing, and applications-engineering positions in the semiconductor industry, primarily with KLA-Tencor. Dr. Slessor received his Ph.D. in Aeronautics and Physics from the California Institute of Technology and holds a B.A.Sc. in Engineering Physics from the University of British Columbia.
Dr. Slessor provides extensive knowledge and experience in the semiconductor equipment industry, particularly within the semiconductor equipment manufacturing and semiconductor test sectors. Dr. Slessor also provides the Board with vision and insight from his years of service as the company’s Chief Executive Officer, and from his service as the former President and Chief Executive Officer of MicroProbe. Dr. Slessor’s top three skills identified in our Board skills assessment are Engineering & Product Development, Human Capital Management, and Mergers & Acquisitions.
Kelley Steven-Waiss
Kelley Steven-Waiss has served as a director since August 2015. Ms. Steven-Waiss has been the Founder and Chief Executive Officer of Hitch Works Inc., a SaaS-based enterprise talent mobility platform, since July 2020. Prior to that, Ms. Steven-Waiss served as the EVP, Chief Innovation Officer from February 2020 to July 2020 and EVP, Chief Human Resources Officer from April 2016 to February 2020, at HERE Technologies Global B.V., a software location intelligence company. She previously served as the Executive Vice President and Chief Human Resources Officer of Extreme Networks, Inc., a software and services-led networking solutions company, from March 2014 to March 2016. Ms. Steven-Waiss also served as the Vice President of Worldwide Human Resources for Integrated Device Technology, Inc., a provider of semiconductor products, from 2009 through 2012, and prior to that, as the Vice President of Worldwide Human Resources for PMC-Sierra, Inc., a fabless semiconductor company. Ms. Steven-Waiss also serves as the Chair of the Advisory Board for the Silicon Valley Education Foundation. Ms. Steven-Waiss earned her M.A. in human resources and organization development from the University of San Francisco and a B.A. in journalism from the University of Arizona.
Ms. Steven-Waiss brings to the Board years of executive-level management expertise in technology companies, as well as a deep understanding of complex global organizations and human capital management. Ms. Steven-Waiss has substantial leadership experience from her roles as the Founder and Chief Executive Officer of Hitch Works Inc., Chief Human Resources Officer of HERE Technologies Global B.V., and her previous executive roles, including as a chief human resources officer and other executive human resources positions at public technology companies. Ms. Steven-Waiss’s top three skills identified in our Board skills assessment are Human Capital Management, Sales & Marketing, and International Business Operations.
12	2021 Proxy Statement

Thomas St. Dennis
Thomas St. Dennis has served as a director since September 2010. Mr. St. Dennis served as our Executive Chairperson of the Board of Directors from October 23, 2013 until February 2016, after which he has served as the Chairperson of the Board of Directors. Mr. St. Dennis served as our Chief Executive Officer from September 2010 through December 2014. Mr. St. Dennis has served as a director of Axcelis Technologies, Inc., a semiconductor company, since May 2015. Mr. St. Dennis has served as a director of Veeco Instruments Inc. since May 2016, including as a member of the Compensation Committee. Mr. St. Dennis also served on the board of directors of Mattson Technology, Inc., a semiconductor manufacturing company, from September 2013 to May 2016. Mr. St. Dennis previously held various positions at Applied Materials, Inc. from 1992 to 1999 and again from 2005 to 2009, most recently as its Senior Vice President and General Manager of the Silicon Systems Group. He also served at Novellus Systems, Inc. as Executive Vice President of Sales and Marketing from 2003 to 2005. From 1999 to 2003 Mr. St. Dennis was President and Chief Executive Officer of Wind River Systems, Inc. Mr. St. Dennis holds an M.S. in Physics and a B.S. in Physics from the University of California, Los Angeles.
Mr. St. Dennis provides extensive semiconductor industry and leadership experience as the past Chief Executive Officer of the company, as well as from having served as Senior Vice President and General Manager of the Silicon Systems Group at Applied Materials, and as the President and Chief Executive Officer of Wind River Systems, Inc. He maintains a valuable network of customer and industry relationships, and vital perspectives on corporate governance from his service on several public company boards. Mr. St. Dennis’s top three skills identified in our Board skills assessment are Sales & Marketing, Board Practices of Public Companies, and International Business Operations.
All Board members and nominees are expected to fully participate in Board activities, including preparation for, attendance at and active participation in meetings of our Board of Directors, and to have a high degree of personal integrity and interpersonal skills. Each is also expected to represent the best interests of all of our stockholders.
We have determined that Messrs. Link, Maier, St. Dennis, and Rogas, and Mses. Steven-Waiss, Obregon-Jimenez and Rhodes are currently independent directors under applicable Nasdaq Stock Market and SEC rules. Our Chief Executive Officer, Dr. Slessor, is a member of our Board and is not independent. There are no family relationships among any of the director nominees, directors or any of our executive officers. In addition, no nominee has an arrangement or understanding with another person under which he or she was or is to be selected as a director or nominee.
2021 Proxy Statement	13

Summary of Board Skills
The Governance and Nominating Committee conducts a Board skills assessment annually in order to evaluate the expertise of the Board, and to provide focus for Board development and education activities. This process has required a ranking of Board member skills based upon their level of qualifications and experience so that each director could only have one specified skill at expert level and only two skills specified as highly experienced. Other listed skills were specified for each Board member as representing established qualifications in addition to their top three ranked skills, which are identified in the director biographies above for each director. The resulting skills matrix is reviewed at a meeting of the Governance and Nominating Committee with all directors present. For each of the following skills, our Board includes members who identified as experts or as highly experienced.

Leadership and Senior Management
Directors who have served in senior leadership roles understand strategy and risk management and have the experience and perspective to evaluate and oversee the execution of operational and policy issues.

International Business Operations
Experience in a variety of geographic, political, economic, and cultural environments outside of the U.S. is important in understanding and overseeing our global business and strategies.

Board Practices of Public Companies Depth of experience in public companies and boards provides insight on existing and emerging trends and issues important to maintaining excellent board performance.
Financial and Risk Management
Directors with an outstanding background in complex financial and accounting matters supports effective capital management, and oversight of financial reporting and internal controls.

Sales & Marketing
Expertise in sales and marketing, with knowledge of customer relationships and demands, enables Board-level guidance to oversee and enable important customer-related strategies and market dynamics.

Information Technology & Cybersecurity
Extensive skills in information systems and network security is important to assessing and guiding our continuous investments in information technologies and infrastructure.

Manufacturing Operations
Knowledge of the unique challenges presented in developing and operating manufacturing technologies and volume production capabilities with precision and efficiency is highly valued in the oversight of our operations and strategies.

Human Capital Management
Managing talent is key to supporting our continued success, and directors with human resources and human capital management expertise also bring important guidance to our talent acquisition and succession planning.

Engineering & Product Development
Directors with experience in engineering and developing new products and technologies provide critical perspectives for the oversight of our R&D projects and investments to address rapidly changing customer technology requirements.

Mergers & Acquisitions
Directors with experience in providing timely and objective financial and commercial analyses of prospective mergers and acquisitions provide significant advantages, including in the structuring transactions and the integration of businesses.

Board Leadership Structure
Our Corporate Governance Guidelines state our policy that the positions of Chairperson of the Board of Directors and Chief Executive Officer are to be held by separate persons. The roles of Chief Executive Officer and Chairperson have remained continuously separate since 2015. Under our Corporate Governance Guidelines, when our Chairperson is an independent director, as is presently the case, the Chairperson also acts as our lead independent director, responsible for coordinating the activities of the other independent directors. The Board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.
14	2021 Proxy Statement

Annual Evaluation of CEO and Succession Planning
At each quarterly meeting of the Board, the CEO reports to the Board regarding achievement of previously established goals and objectives. The annual evaluation of the CEO begins with a self-evaluation by the CEO presented to the non-management directors. The non-management directors then meet separately in executive session annually to conduct a formal evaluation of the CEO. This evaluation is then communicated to the CEO by the Chairman. The evaluation is based on both objective and subjective criteria, including, but not limited to: the company’s financial performance; accomplishment of ongoing initiatives in furtherance of the company’s long-term strategic objectives; and development of the company’s top management team. The results of the evaluation are considered by the Compensation Committee in its deliberations when determining the compensation of the CEO as further described under “Executive Compensation and Related Information” below.
One of the key responsibilities of our Board is to oversee that the Company has a high-performing management team in place. Our full Board has responsibility for management succession planning, with specific responsibilities also delegated to the Compensation Committee and the Governance and Nominating Committee. The Board manages a succession planning process and, on an annual basis, reviews succession plans for the CEO and other senior executives. This process is designed to identify the pool of qualified internal candidates who can assume top management positions and identify positions that would most likely require an external search to fill. To assist the Board, the CEO annually provides and discusses with our Board an assessment of senior managers and discusses the potential of managers to succeed to the CEO position.
Board Assessment and Director Evaluation
The Board, as overseen by the Governance and Nominating Committee, conducts an annual Board assessment and individual director evaluations. These processes help provide that the Board and its committees function effectively and in the best interest of our stockholders and other stakeholders. We believe these processes are well designed to promote good governance and to set expectations for the relationships and interactions of the Board and management.
The annual Board assessment involves the following steps:

The Governance and Nominating Committee reviews the prior year’s process of Board assessment and director evaluation for Board feedback, including in relation to current trends and best practices. This involves review of directors’ responses to a written questionnaire designed to solicit feedback on a range of issues, including among other topics:

•	Meetings (mechanics, clarity, processes)
•	Membership (efficiency, skills, fit, composition, orientation)
•	Structure (committees, reports, leadership)
•	Compensation (adequacy, alignment, risks)
•	Culture and Ethics (confidentiality, collegiality, candor)
•	Roles and Responsibilities (strategies, financial, operational, budgetary, risk oversight, governance, M&A, succession)
•	Relationship with Management (supportive, challenging, constructive)

The Governance and Nominating Committee adjusts the substance and process as appropriate to take into account all feedback received for any additions or changes to the prior year’s Board assessment process or questionnaire and implements the questionnaire process with each member of the Board.

The results of the written questionnaires are compiled to be made anonymous by the Corporate Secretary and summaries are provided for review by the full Board.
2021 Proxy Statement	15

The summary of the Board assessment questionnaire responses and related topics and observations are discussed at the following meeting of the Governance and Nominating Committee with all members of the Board present, including suggestions for updating policies and Board practices in accordance with the results of the assessment.

Taking into account the results of the Board assessment, each committee of the Board conducts an annual evaluation of its charter and performance under its charter.
The annual individual director assessment involves the following steps:
Each director submits to the Chairperson a written summary of their performance, including within four attributes:
•	Functional Expertise (remaining current and well-informed in relevant areas of committee and Board responsibilities)
•	Engagement (investing time in addition to Board proceedings to be knowledgeable about the company, including its financial performance, organization, products, markets, customers, and competitors)
•	Communication (contributing critically and constructively during meetings and in writing to the Board and management)
•	Enthusiasm (demonstrating strong interest in continuing to serve as a director of the company)
The Chairperson completes a one-on-one feedback session with each director regarding their summary of performance and other observations.
The Chairperson presents an aggregated summary of the director evaluations and provides any resulting recommendations to the full Board.
Board’s Role in Risk Oversight
We operate within the semiconductor test and measurement equipment industry. We sell products to integrated circuit manufacturers and others within the broader semiconductor and electronics industry. Our business necessarily involves many operational and market-driven risks. A list of risk factors associated with our business can be found in our Annual Report on Form 10-K for our fiscal year ended December 26, 2020, as filed with the SEC.
Practically all activities of the company’s senior management have an aspect of risk management. Executives are required to treat the assessment and management of risks in their activities as an integral part of their management duties. That can have differing levels of implicit or explicit identification and handling of risks to suit the overall management of the activity. As part of the risk management process, each of the company’s business units and functions is responsible for identifying key risks that could affect the achievement of business goals and strategies or impact the company’s customers, the environment or other stakeholders. Each business unit and corporate function assesses and prioritizes risks to the achievement of objectives and determines appropriate actions to be taken to manage and mitigate such risks.
The company’s annual risk assessment process is designed to support both the Board’s role in risk oversight and the effective assessment and management of risks by management. This involves the compilation of responses to an executive management review conducted with reference to the prior year’s risk assessment, and a mapping of important risks to specific topics presented at Board and committee meetings in order to support Board oversight of the pertinent risks. The company recently expanded this risk assessment to identify, assess and prioritize areas of risk to the company’s achievement of its sustainability goals, including its environmental and social objectives, and an assessment of cybersecurity risks.
16	2021 Proxy Statement

The Board uses these risk assessments to confirm alignment between the Board’s prioritization of specific risks, when and how identified risks are reviewed by the Board or its committees, the frequency of such reviews and identifying the management lead most responsible for addressing each identified risk. This process also supports analyses at the management and Board level of the factors which drive the:
•	amount of risk that the company should be willing to accept in the pursuit of its business plans and strategies;
•	ability of the company to withstand the negative occurrences arising out of risks;
•	company’s approaches to the transfer of risks to third parties; and,
•	ongoing attention and resources that the company devotes to risk assessment and mitigation.
Our Board exercises these risk oversight activities explicitly and as part of its other oversight activities. At its regularly scheduled meetings, the Board receives reports from executives and senior managers who have primary responsibility for the company’s activities, such as for manufacturing, research and development, sales and marketing, finance, and compliance. Analyses of pertinent risks to the company’s achievement of its objectives is integral to Board proceedings.
The Board also exercises its risk oversight function through the three committees of the Board.
Audit Committee Risk Oversight. As prescribed in its charter, the Audit Committee oversees the company’s accounting and financial reporting processes and the audits of the company’s financial statements, including oversight of risks presented in the company’s internal controls over financial reporting and disclosure controls and procedures, fraud risks and risks of non-compliance with legal and regulatory requirements that pertain to accounting and financial reporting. The Audit Committee is responsible for reviewing and discussing with management and the company’s independent registered public accounting firm any guidelines and policies relating to risk assessments and risk management within the scope of the Audit Committee’s activities. This includes the measures that management takes to monitor, control and minimize the company’s major financial risk exposures.
Compensation Committee Risk Oversight. As part of its oversight of the company’s compensation programs, the Compensation Committee oversees risks presented by the company’s compensation and benefits plans, policies and programs. The Compensation Committee also oversees and interacts with the Board and the Audit Committee regarding the management of risks arising from our company’s executive and employee compensation practices. This includes helping the company avoid creating incentives for management to take risks that are not adequately justified with reference to stockholders’ and other stakeholders’ interests. This compensation risk assessment is aided by a specific evaluation of the subject performed by the independent compensation consultant to the Compensation Committee. In addition, the Compensation Committee oversees the company’s compliance with regulations governing executive and director compensation and sound compensation governance, and oversees other risks related to the company’s human capital management.
Governance and Nominating Committee Risk Oversight. As prescribed in its charter, the Governance and Nominating Committee oversees the company’s corporate governance practices, including Board risk oversight and the governance of risk management. As part of this, the Committee oversees the Board’s processes for assessing and managing the risks associated with governance issues, such as the independence of the Board, key executive succession, environmental, health and safety policies and programs, human rights policies and practices, and the company’s sustainability and environmental, social and governance (“ESG”) programs.
2021 Proxy Statement	17

Corporate Governance Highlights
Our commitment to good corporate governance includes the following practices:
•	7 of 8 independent directors
•	Diversity of Board skills, experience and background
•	Stock ownership guidelines for directors and executive officers
•	Independent Chairperson, separate from Chief Executive Officer
•	Thoughtful Board refreshment, with half the Board added in the past six years
•	Voting rights proportional to economic interests - one share equals one vote
•	No stockholder rights plan/poison pill
•	Succession planning process
•	Majority voting with director resignation policy for uncontested elections
•	Resignation policy in uncontested elections if a director fails to receive a majority of votes
•	Board and committee oversight of sustainability and corporate social responsibility, including human capital management
•	Annual Board, committee and director evaluations
•	Board risk oversight and assessment
•	Strict policy prohibiting the pledging or hedging of company shares or similar transactions
18	2021 Proxy Statement

Corporate Governance Guidelines
The company monitors developments in the area of corporate governance and regularly reviews its processes and procedures in light of such developments. This includes review of federal and state laws affecting corporate governance, as well as rules promulgated by the SEC and the Nasdaq Stock Market. The company believes that it has sound governance procedures and practices in place which are designed to enhance and protect the interests of its stockholders.
The Board has approved Corporate Governance Guidelines for the company. The Corporate Governance Guidelines, which can be found on the company’s website at www.formfactor.com, address, among other matters, the following:
•	Size of the Board
•	Requirement that the Board be comprised of a majority of independent directors
•	Limits on the number of other public company boards on which directors may serve
•	Tender of resignation in the event of change in principal occupation or position
•	Requirement that each committee of the Board be comprised entirely of independent directors
•	Annual CEO performance assessments
•	Stock holding requirements for directors and executive officers
•	Individual director performance reviews
•	Other matters germane to the structure, operation and responsibilities of the Board
Director Education
The company’s Corporate Governance Guidelines encourage directors to participate in continuing education provided by external organizations relevant to their service on our Board with reimbursement from the company. Individual directors benefit from a variety of sources of director continuing education, and share relevant information and insights with the Board from attendance at presentations and seminars sponsored by governance organizations and service providers. Our directors also circulate a variety of publications of interest on corporate governance with the Board. In addition, the Governance and Nominating Committee conducts a process of polling Board members to select key corporate governance topics for circulation of relevant educational information followed by discussion at the next scheduled quarterly meeting.
Specific director education subjects discussed at meetings of the Governance and Nominating Committee in the past year have included topics on cybersecurity, ESG program oversight and reporting, mergers and acquisitions, and the evolution of the expectations and duties of public company directors.
Continuing education of the Board also involves creating Board agendas and management presentations that are sufficiently detailed and pertinent to the company’s strategy, operations, products, and other matters that enable Board members to acquire current background necessary to oversee the company’s activities. The Governance and Nominating Committee regularly reviews the adequacy of these communications and materials as part of the annual Board assessment.
All new directors are provided substantial orientation which commences before a new director attends their first Board meeting. The Governance and Nominating Committee oversees this orientation process to on-board new directors through the preparation of company-specific information and other background materials and meetings with senior management. This onboarding also includes tours of one or more company manufacturing facilities. Solid orientation enables new directors to rapidly become familiar with the company’s business and strategic plans, significant financial matters, risks, values, sustainability, ethics, compliance programs and corporate governance practices.
2021 Proxy Statement	19

Stock Ownership Guidelines
To better align the company’s non-executive directors’ and executives’ financial interests with those of our stockholders, the Board of Directors has established stock ownership guidelines for non-executive directors and executive officers. Our Corporate Governance Guidelines state that (i) each non-employee director should hold at least the greater of (a) 5,000 shares or (b) shares equal in value to three times (3x) the annual cash retainer for service as a director; (ii) the Chief Executive Officer shall hold at least the greater of (a) 10,000 shares or (b) shares equal in value to three times (3x) the Chief Executive Officer’s annual base salary; and (iii) each “executive officer” (other than the Chief Executive Officer) should hold at least the greater of (a) 10,000 shares or (b) shares equal in value to two times (2x) the executive officer’s annual base salary. Shares counted for this purpose include shares owned by the director or executive officer, shares owned jointly with, or separately by, spouse and/or minor children, including shares held in trusts, and vested, unreleased restricted stock units (“RSUs”). Persons joining the Board of Directors or becoming executive officers have five (5) years, from the time they become Board members or executive officers, as applicable, to meet the ownership guidelines. In the event the requisite number of shares is increased by the Board of Directors, Board members and executive officers, as applicable, will have three (3) years from the time of the increase to acquire any additional shares needed to meet such revised guidelines.
As of March 19, 2021, all of our non-employee directors and executive officers are in compliance with these stock ownership guidelines.
Independence of Directors
Our Board has determined that each of our directors is independent other than Dr. Slessor, our CEO. We define “independent directors” pursuant to the rules of the U.S. Securities and Exchange Commission, and the Nasdaq Stock Market. To be considered independent, a director cannot be an officer or employee of our company or its subsidiaries and cannot have a relationship with our company or its subsidiaries that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In making the “independence” determination, our Board considered all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Our Board consults with our company’s General Counsel to confirm that its determinations are consistent with all relevant laws, rules and regulations regarding the definition of “independent director,” including applicable securities laws and the rules of the SEC and Nasdaq Stock Market. These definitions include a series of objective tests to determine independence, including that the director is not an employee of the company and not have engaged in various types of business dealings with the company. In addition, the Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In addition to standards for director independence generally, the Board has considered the independence of each director who serves on the Audit Committee or Compensation Committee and determined that each satisfies the standards established by the SEC and Nasdaq Stock Market for directors serving on an audit committee or compensation committee, as applicable, of a company listed on the Nasdaq Stock Market. In making this determination, the Board considered whether any such director accepts any consulting, advisory, or other compensatory fee from the company other than director compensation, or otherwise has an affiliate relationship with the company or other relationships that would impair the director’s judgment as a member of the applicable committee.
20	2021 Proxy Statement

Board Meetings
We generally set the dates and times of our Board and Board committee meetings significantly in advance. During fiscal year 2020, our Board of Directors held 7 meetings, including telephone conference meetings. During fiscal year 2020, each of the directors attended at least 75% of the meetings of the Board of Directors and each committee on which he or she served during the year. During fiscal year 2020, the attendance at the meetings of the Board of Directors and each committee was collectively at least 90%.
Committees of the Board of Directors
Our Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. Each committee has a formal charter adopted by the Board which is reviewed at least annually for appropriate updates. A copy of the charter of each active committee is posted on the Corporate Governance page of our company’s website at www.formfactor.com.
Audit Committee
Members	Primary Oversight Responsibilities
Raymond Link, Chairperson Lothar Maier Sheri Rhodes	•	Selection, compensation, and evaluation and termination of our independent registered public accounting firm
	•	Represents and assists the Board in fulfilling its responsibility to oversee the:
• quality and integrity of our financial statements
• adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures
• nature of any identified deficiencies and the implementation of corrective actions in relation to our internal controls over financial reporting
• financial and accounting policies, judgments, decisions and risks relating to significant transactions and structures
• compliance with laws and regulations affecting the company’s financial condition or financial reporting
• results of the independent auditors’ audits of the company’s annual financial statements and interim reviews

Our Board has determined that each member of the Audit Committee is independent under the rules of the Securities and Exchange Commission and the Nasdaq Stock Market for purposes of determining independence of directors generally and of directors who serve on the audit committee of a company listed on the Nasdaq Stock Market, and is able to read and understand financial statements as contemplated by such rules. Our Board has also determined that Raymond Link is an audit committee financial expert under the rules of the Securities and Exchange Commission, and that each member of the Audit Committee is financially sophisticated under the rules of the Nasdaq Stock Market. The Audit Committee met 5 times during fiscal year 2020.

2021 Proxy Statement	21

Compensation Committee
Members	Primary Oversight Responsibilities
Edward Rogas, Jr., Chairperson* Kelley Steven-Waiss Rebeca Obregon-Jimenez	• Represents and assists the Board in fulfilling its responsibility to oversee the:
• company’s compensation programs, including equity, cash bonus and benefit plans, policies and programs
• compensation of our non-employee directors
• risks involved in our compensation policies and practices
• goals and objectives relevant to the compensation of the company’s officers, including the Chief Executive Officer
• compensation of our executive officers and operation of our executive compensation programs
• administration of equity plans, approval of grants and plan amendments
For more information about the role of our Compensation Committee, see the “Compensation Discussion and Analysis” below.

*Mr. Rogas is not standing for re-election. Following the Annual Meeting, Ms. Steven-Waiss will serve as the Compensation Committee chairperson.

Our Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the rules of the Securities and Exchange Commission and the Nasdaq Stock Market for purposes of determining independence of directors generally and of directors who serve on the compensation committee of a company listed on the Nasdaq Stock Market; is an “outside” director as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended; and is a “non-employee” director as defined by Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee met 4 times during fiscal year 2020.

22	2021 Proxy Statement

Governance and Nominating Committee
Members	Primary Oversight Responsibilities
Lothar Maier, Chairperson Raymond Link Kelley Steven-Waiss	•	Represents and assists the Board in fulfilling its responsibility to oversee the:
• composition, structure and evaluation of the Board and its committee
• identification and recommendation of qualified candidates for election to the Board
• company’s corporate governance practices and decisions
• stockholder engagement and related processes
• adequacy and administration of the company’s legal compliance programs, Code of Business Conduct and other policies relating to compliance
• company’s corporate social responsibility and environmental sustainability performance and the company’s reporting on these matters
• review of risk oversight processes and allocation of risk oversight responsibilities among the Board and its committees
• director independence and related party transactions

Our Board of Directors has determined that each member of the Governance and Nominating Committee is independent within the meaning of the rules of the Nasdaq Stock Market. The Governance and Nominating Committee met 4 times during fiscal year 2020.

Director Compensation
The form and amount of compensation paid to our non-executive directors for serving on our Board of Directors and its committees is designed to be competitive with industry practices and the obligations imposed by such service.
To align the long-term interests of our directors with those of our stockholders, a substantial portion of director compensation is provided in equity-based compensation. The value of total annualized compensation of our non-executive directors is targeted to be at approximately the median of our peer group of companies, which is described below under the “Compensation Discussion and Analysis” section in this Proxy Statement. The Compensation Committee reviewed the overall competitiveness of the compensation for our Board of Directors in 2020 taking into account the director compensation paid by the peer companies and determined not to make any changes to the director compensation program other than to revise its policy regarding annual and initial equity grants to non-employee directors to provide a value-based award instead of a share-based award as described in further detail below. Radford, which is part of the Rewards Solutions practice at Aon plc, a national executive compensation consulting firm, completed an independent assessment to inform the Board’s decision to make no other changes to the director compensation program for 2020. Other than the compensation disclosed below, no director received compensation or other payment for their candidacy or service on our Board.
2021 Proxy Statement	23

2020 Director Compensation. The following table presents the compensation earned or paid to our non-executive directors for fiscal year 2020, as further described below in the table. Compensation paid to Dr. Slessor, our Chief Executive Officer, for fiscal year 2020 is described under the “Compensation Discussion and Analysis” and “Executive Compensation and Related Information” sections below in this Proxy Statement.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Total ($)
Raymond A. Link	70,879	164,958	235,837
Lothar Maier	65,066	164,958	230,024
Rebeca Obregon-Jimenez	52,500	164,958	217,458
Sheri Rhodes	53,945	164,958	218,903
Edward Rogas, Jr.	60,000	164,958	224,958
Thomas St. Dennis	70,000	164,958	234,958
Kelley Steven-Waiss	57,500	164,958	222,458
(1)
The stock awards are restricted stock units that we awarded to our non-executive directors under our 2012 Equity Incentive Plan. The restricted stock units vest monthly over a one-year period and the vested portion settles in shares only at the earlier of the one-year anniversary of the date of grant or upon the departure of the director from the Board.

(2)
The amounts shown reflect the aggregate grant date fair value of all awards granted in fiscal year 2020 for financial statement reporting purposes in accordance with Financial Accounting Standards Board Topic No. ASC 718, Compensation - Stock Compensation. Assumptions used in the calculation of these amounts are described in Note 12, Stock-Based Compensation, to our company’s consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 26, 2020.

(3)	A summary of options and restricted stock units outstanding as of December 26, 2020 for each of our non-employee directors is as follows:
Name	Stock Options Outstanding (#)	Restricted Stock Units Outstanding (#)
Raymond A. Link	—	7,098
Lothar Maier	—	7,098
Rebeca Obregon-Jimenez	—	7,098
Sheri Rhodes	—	7,098
Edward Rogas, Jr.	—	7,098
Thomas St. Dennis	—	7,098
Kelley Steven-Waiss	6,000	7,098
Cash Compensation. Our cash compensation policy for our non-executive directors during fiscal year 2020 is set forth in the following table.
Compensation Element	Fiscal Year 2020 Cash Compensation
Director Annual Retainer	$45,000
Chairperson Annual Retainer	$25,000 for Board Chairperson
$22,000 for Audit Committee Chairperson
$15,000 for Compensation Committee Chairperson
$10,000 for all other committee chairpersons
Committee Member Annual Retainer	$11,000 for Audit Committee member
$7,500 for Compensation Committee member
$5,000 for all other committee members
24	2021 Proxy Statement

Equity Compensation. For fiscal year 2020, on the recommendation of the Compensation Committee, our Board revised its policy regarding annual and initial equity grants to non-employee directors to provide a value-based award instead of a share-based award. The number of shares underlying each restricted stock unit award was calculated by dividing the award value by our average closing stock price for the 30 trading days preceding the date of the award. Under this policy change, following the 2020 annual stockholders meeting, continuing directors received a restricted stock unit award of approximately $160,000 worth of shares of common stock that vests monthly over a one-year period, the vested portion of which will settle in shares only at the earlier of the one year anniversary of the grant or upon the departure of the director from the Board. The policy regarding initial equity grants to non-employee directors provides that such grants are to be calculated on a pro-rated basis relative to the anniversary of the most recent annual restricted stock unit grant made to continuing directors. A newly appointed director will accordingly receive a pro-rated restricted stock unit award based on $160,000 worth of shares of common stock that will vest monthly over a one-year period, the vested portion of which will settle in shares only at the earlier of the one year anniversary of the grant or upon the departure of the director from the Board.
Other. We reimburse all of our directors for travel, director continuing education programs and other business expenses incurred in connection with their services as a member of our company’s Board and its committees and extend coverage to them under our company’s travel accident and directors’ and officers’ indemnity insurance policies.
Non-executive directors may elect to receive a restricted stock award or restricted stock unit award under our 2012 Equity Incentive Plan in lieu of payment of a portion or all of his or her annual retainer based on the fair market value of our common stock on the date the annual retainer would otherwise be paid. None of our directors have made such an election in relation to their annual retainer for 2020.
Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee are Mr. Rogas and Mses. Obregon-Jimenez and Steven-Waiss, with Mr. Rogas serving as the chairperson. None of the members of our Compensation Committee is, or was during 2020, one of our officers or employees. None of our named executive officers serves, or during fiscal year 2020 served, as a member of the board of directors or compensation committee of any entity that has or then had one or more of its executive officers serving on our Board of Directors or our Compensation Committee.
Consideration of Director Nominees
Nominations to our Board of Directors are determined by our Board on the recommendation of the Governance and Nominating Committee. The Governance and Nominating Committee generally identifies nominees based upon its own search, as well as recommendations by our directors and management. In addition, the Governance and Nominating Committee also considers recommendations properly submitted by our stockholders. The Governance and Nominating Committee may retain recruiting professionals to assist in the identification and evaluation of candidates for director nominees, and the company has, in the past, paid a third party to assist us in a director search process.
In selecting director nominees, our Governance and Nominating Committee considers many factors, including an understanding of the semiconductor, electronics or other technology industries and experience in business operations, finance, marketing, strategic planning and other relevant disciplines. Other important factors in the evaluation of candidates include outstanding career achievements; essential and complementary skills; soundness of judgment; independent thinking; and diversity of viewpoints and experience. Recognizing that diversity has multiple dimensions, our Governance and Nominating Committee takes into consideration all aspects of diversity, such as gender, ethnicity, and geographic location, and assesses its effectiveness in this regard as part of its annual Board evaluation process. In selecting director nominees, our Governance and Nominating Committee also considers candidates based on the need to satisfy the applicable SEC regulations and Nasdaq Stock Market rules. Board members are encouraged to cultivate and utilize a diverse professional
2021 Proxy Statement	25

network to aid in this process. As a public company with our principal executive office located in California, we are subject to the requirements under California law that, by the end of 2021, our Board include at least one director from an underrepresented community and three female directors. The Governance and Nominating Committee is actively seeking directors to join our Board and enable us to timely comply with applicable requirements.
Stockholders can recommend qualified candidates for our Board of Directors by writing to the Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551. Such candidates will be considered in accordance with our bylaws and are evaluated in the same manner as any other candidates.
After evaluating Mses. Obregon-Jimenez and Steven-Waiss pursuant to the above criteria, our Board of Directors approved the nomination of these two current directors for election as Class III members to our Board.
Corporate Codes and Policies
We have adopted a Code of Business Conduct that applies to our directors, officers and employees. Our Code of Business Conduct and other policies are designed to provide that all of our directors, officers and employees observe high standards of personal and business ethics, and to provide a means for our directors, officers and employees to report violations or suspected violations of our company policies without fear of harassment, retaliation or adverse employment consequences. In addition, we have adopted Corporate Governance Guidelines, and policies on insider trading, related party transactions and other matters relevant to our compliance and governance. Policies and our governance guidelines are available on the Corporate Governance page of our website at www.formfactor.com. We intend to disclose any amendment or waiver of provisions of our Code of Business Conduct or Corporate Governance Guidelines described above through our website within the four business days following the amendment or waiver.
Stockholder Communications with Our Board
Our stockholders may communicate with our Board of Directors, or any of our individual directors, by submitting correspondence by mail to our Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, or by e-mail at corporatesecretary@formfactor.com. Our Corporate Secretary or his designee will review such correspondence and provide such correspondence and/or summaries thereof, as appropriate, to our Board. Our company’s acceptance and forwarding of communications to our Board does not imply that the company’s directors owe or assume any fiduciary duties to persons submitting the communications. Our Governance and Nominating Committee periodically reviews our process for stockholders to communicate with our Board to support effective communications.
Board Attendance at Annual Meetings
We encourage the members of our Board of Directors to attend our annual meeting of stockholders. We do not have a formal policy requiring attendance at annual meetings by the members of our Board. All eight directors serving at the time of our 2020 Annual Meeting of Stockholders attended the annual meeting online.
Stockholder Engagement
Our investor outreach program utilizes activities such as investor conferences, roadshows, meetings and conference calls to enable two-way discussions about the company’s strategy, operations and financial performance and objectives. The feedback that we receive from our stockholders helps to strengthen our corporate practices over time.
26	2021 Proxy Statement

Corporate Social Responsibility
Our integration of corporate responsibility initiatives into our everyday business is important to creating sustainable value for our stockholders and other stakeholders. We have identified nine areas of focus for our Sustainable Leadership program based upon the nature of our business and stakeholder priorities. This framework positions us for continuous improvement in corporate social responsibility for us to have an enduring positive impact for all communities and stakeholders. Additional details about these topics and our Sustainable Leadership program with reference to global sustainability reporting standards is available from the Corporate Citizenship page of our website at www.formfactor.com.
Sustainable Technology	We design products for a positive impact on society and the environment
Our customers use our test and measurement products to reduce waste and improve yield, and our products are designed for efficiency
Diversity and Inclusion	We are committed to gender equality, and the inclusion of individuals from diverse cultures, abilities and backgrounds

Our workforce is markedly diverse, and we treat the recruitment, retention and promotion of a balanced employee population as an important driver of company performance, including through events, networking groups, and management objectives that help support real inclusiveness

Health and Safety	We provide a safe workplace to provide for the health and well-being of personnel and local communities

We have an array of programs to prevent and manage risks from our operations to the wellbeing of our personnel and neighboring communities involving dedicated resources, diligent management systems and a range of training

Labor and Human Rights	We promote ethical labor practices and human rights, and have zero tolerance for forced labor

We operate under high global standards including with our pay practices, benefits, employee leave and other working conditions, and all of our personnel enjoy freedom of expression, assembly and movement

Development and Engagement	We provide rewarding employee experiences and growth in all locations

Our employees have excellent opportunities to continuously grow and experience the rewards of feedback, training, mentorships, team building, career progression, tuition reimbursements, and a culture of transparency

Energy and Climate	We value energy efficiency and recognize the importance of addressing climate change

We utilize a variety of state-of-the-art technologies to reduce our power consumption in manufacturing and to maintain efficient environmental controls, and we continuously make progress towards the reduction of our greenhouse gas emissions

Supply Chain Responsibility	We mitigate the sustainability risks in our extended supply chain

Regular operational reviews involve oversight of key supplier performance including sustainability risks; we expect our suppliers to commit to the Responsible Business Alliance Code of Conduct, and we conduct inquiries into their responsible sourcing

Waste and Chemicals	We reduce waste and carefully manage our use of hazardous substances
We have management systems for our use of chemicals to avoid unnecessary risks of waste or threats to the environment which closely track usage, safe handling and environmentally conscious disposal
Volunteering & Youth Education	We support youth education and give back to communities

Our scholarship and internship programs support educational opportunities; we recruit from local schools, donate equipment to schools and other charitable causes, and run a wide variety of giving and community support programs including blood drives, fundraisers and disaster relief efforts

2021 Proxy Statement	27

COMPENSATION MATTERS

PROPOSAL NO. 2—ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Securities Exchange Act of 1934, we are requesting your advisory approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion set forth below in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “say on pay” vote. At our 2017 Annual Meeting of Stockholders, consistent with the recommendation of our Board, our stockholders indicated their preference to hold this non-binding “say on pay” advisory vote annually. Therefore, following the 2021 Annual Meeting, we expect the next “say on pay” vote will be held in 2022.
As in prior years, at last year’s annual meeting we provided our stockholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in the proxy statement for the 2020 Annual Meeting. At our 2020 Annual Meeting, our stockholders approved the proposal, with over 98% of voted shares in favor of the proposal.
In fiscal year 2020, the Compensation Committee based its compensation decisions on a variety of factors, including the company’s recent and anticipated performance, job complexity and the value provided, and compensation relative to the company’s peer group, while also considering the effects of compensation on long-term retention, motivation and alignment with the long-term interests of our stockholders. Peer group trends in other industries with whom we compete for talent were also considered among these factors in evaluating the amount of total direct compensation provided to our named executive officers. By approaching pay in this manner, executives in general should only receive above market pay if warranted by performance under our cash incentive plan or our performance equity grants. In 2020, we continued a compensation practice we started in fiscal year 2012 by granting performance-based RSUs for executives which are tied to company performance over a multi-year period of typically 36 months. Consistent with our broader growth objectives, our 2020 executive compensation program was designed to use a balance of cash and equity and to promote the following purposes:
1.	Focus on performance-based pay as the majority of overall compensation;
2.
Set aggressive performance targets to align the interests of our executives and our stockholders in near-term performance (through our cash incentive plan) and long-term performance (through our equity compensation policy);

3.	Avoid policies that provide for excessive cash compensation and avoid cash-consuming practices such as tax gross-ups, generous severance and retirement packages or guaranteed bonuses;
4.
Emphasize equity compensation to align the interests of our named executive officers with those of our stockholders and incentivize them to improve operational performance and company value, including by granting performance-based restricted stock unit awards; and

5.
Emphasize executive compensation governance policies that are aligned with the interests of our stockholders, including change in control benefits that are double-trigger (i.e., require termination of employment as well as a change in control) and that are within reasonable limits, a stock ownership policy, clawback provisions, and anti-hedging/pledging provisions.

We encourage you to carefully review the “Compensation Discussion and Analysis” set forth below in this Proxy Statement for additional details on FormFactor’s executive compensation, including FormFactor’s compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers in fiscal year 2020.
28	2021 Proxy Statement

We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote “FOR” the approval, on an advisory basis, of the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to FormFactor, Inc.’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion set forth in the Proxy Statement, is hereby approved.”
While the results of this advisory approval are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.
Our Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.
2021 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance Practices
This compensation discussion and analysis describes FormFactor’s compensation program for its named executive officers. FormFactor’s named executive officers for fiscal year 2020 were Michael D. Slessor, our Chief Executive Officer, and Shai Shahar, our Chief Financial Officer, who were our only executive officers during fiscal year 2020.
What We Do
Independence. The Compensation Committee is comprised solely of independent directors. Additionally, the Compensation Committee’s independent compensation consultant is retained directly by the Compensation Committee.

Risk Analysis. Compensation programs are structured to avoid inappropriate risk taking by our executives and all employees by having the appropriate pay philosophy, peer group and market positioning to support reasonable business objectives.

Incentive Award Opportunities Capped. We limit our non-equity incentive plan awards to 200% of the target, and we limit our performance-based equity incentive awards to 150% of the target.

Performance-Based Compensation. The majority of executive officer compensation is aligned with pre-determined, objective measures of company performance with both cash incentives and performance-based equity being earned based upon levels of achievement of goals.

Double-Trigger Change in Control Provisions. The change in control severance agreements provided to senior executives have “double-trigger” provisions and the level of severance is within or below standard levels.

Annual Executive Compensation Strategy Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and other factors.

Annual Stockholder Advisory Vote on Named Executive Officer Compensation. We conduct the stockholder advisory vote on the compensation of our named executive officers every year.

Stock Ownership Guidelines. We have adopted strict stock ownership guidelines for our Chief Executive Officer and other executive officers.

Clawback Policy. The Compensation Committee has adopted a clawback policy directed to incentive-based cash compensation.

What We Don’t Do
No Special Perquisites. We did not provide any special benefits or perquisites to our named executive officers in fiscal year 2020.

No Hedging or Pledging. Our insider trading policy, available on our website, strictly prohibits our directors and officers from purchasing options on our securities, pledging our stock in a margin account or otherwise entering into transactions designed to hedge or offset any decrease in the market value of our stock (such as exchange funds, equity swaps, zero-cost collars and forward sale contracts).

No Guarantees of Employment. We have no employment contracts with any executives that guarantee a term of employment, contain extraordinary severance provisions or guarantee salary increases or bonus amounts.

No Executive Defined Benefit or Retirement Plans. We do not offer supplemental pension arrangements or defined benefit retirement plans or arrangements to our executive officers that are different from or in addition to what is offered to our other employees.

No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested or unearned equity compensation awards.

Prohibition of Repricings. Our Equity Plan prohibits repricings of any grants under the plan without the approval of stockholders.

30	2021 Proxy Statement

Executive Compensation Philosophy.
The Compensation Committee of our Board of Directors oversees our company’s executive compensation program for assurance that our named executive officers are compensated in a manner consistent with our business strategy, competitive market practice, sound corporate governance principles and stockholder interests. The core of our executive compensation philosophy is to pay-for-performance.
Stockholder support for “Say on Pay” was over 98% approval at the 2020 Annual Meeting. The Compensation Committee did not make any changes to its compensation philosophy and guiding principles in setting fiscal year 2020 compensation as a result of the prior year’s “Say on Pay” vote, and has determined that it will continue to apply the same philosophy and guiding principles to its fiscal year 2021 executive compensation program. The Compensation Committee will also continue to consider stockholder feedback in the future. See also “Fiscal 2021 Compensation Approach” below for a description of additional employee compensation principles.
Elements of Executive Compensation.
The company’s executive compensation focuses on total direct compensation, which consists of three primary components: base salary, cash incentives and long-term equity incentives. We provide base salaries that are generally at market-competitive levels, in combination with target cash incentive and equity compensation opportunities, so that we can attract and retain superior executives and managers in an extremely competitive environment for qualified talent. We also pay significant attention to the 50th percentile or median compensation relative to our peer group to assess whether the overall package is competitive. Although we take into account peer benchmarks, we also consider a number of factors such as performance, criticality, retention and internal pay comparisons when determining the level and form of pay. The Compensation Committee takes a holistic view on setting pay to provide that the overall program is meeting the company’s objectives and to provide the Compensation Committee and our CEO with the necessary flexibility to structure individual compensation packages that are within market standards. In addition, we provide our executive officers a variety of benefits that are generally available to all employees, including:
•	base salary;
•	performance-based cash incentives that will only be awarded based on achievement of pre-determined and objective financial goals as approved by the Compensation Committee; and
•
long-term, equity incentive awards that are issued in the form of both performance-based RSUs, for encouraging long-term performance and delivering value for our stockholders over time, and time-vested RSUs, for retention and reinforcing our ownership culture and alignment with stockholders.

2021 Proxy Statement	31

Compensation Framework
Compensation Objectives.
We are committed to a compensation philosophy that is market-competitive and provides that our named executive officers and other employees share in our company’s success. Our executive compensation plans, policies and programs are designed to achieve these three primary objectives:
•	Attract, retain and motivate highly skilled individuals based upon their contribution to the success of our company, and that of our stockholders;
•	Drive outstanding achievement of business objectives and reinforce our company’s strong pay-for-performance culture; and
•	Align our named executive officers’ interests with the long-term interests of our stockholders with a focus on performance that drives value creation for our stockholders.
Target Pay Position/Mix of Pay.
Our compensation program is comprised of a combination of base salary, variable pay-for-performance cash incentive payments, and long-term equity grants. Each of these components is discussed in greater detail below under “Compensation Decisions.” We focus on total direct compensation, and factor in all aspects of pay, including salary, cash incentives and time-based and performance-based long-term incentives, to maintain that the program, in aggregate, is competitive. The Compensation Committee does not have a specific formula that is used between the elements of pay but applies the necessary business judgment required to balance the needs of management in leading the business with those of our stockholders to drive near-term and long-term performance. We also examine peer group benchmarks and other compensation practices, and with a view of those practices, create an appropriately leveraged, variable compensation program for our named executive officers that reinforces our pay-for-performance culture.
In determining the amounts and forms of compensation, the Compensation Committee also considers such factors as our executives’ experience, performance, internal pay comparisons, retention objectives, and, for the CEO, the relative relationship between the CEO and other leaders in the business, in addition to the impact of cash expenditures and equity dilution. The Compensation Committee believes that this approach best supports a pay-for-performance culture and, in turn, the creation of stockholder value over time. Our emphasis on variable, or at-risk, compensation provides that our named executive officers, subject to retention needs, will only receive target or above-target compensation to the extent that our performance goals have been achieved or exceeded.
Our compensation philosophy in 2020 continued to have a focus on pay-for-performance. We closely aligned the compensation paid to our named executive officers with achievement of both near-term and long-term financial goals. In fiscal year 2020, we structured our compensation mix such that approximately 90% of the total direct compensation awarded to our CEO and our CFO was in the form of variable cash incentives and equity awards. The allocation of shares in our equity awards was approximately 40% time-based and 60% performance-based to reward long-term performance consistent with retention incentives. The graphic below reflects the general allocation of the core elements of named executive officer compensation for fiscal year 2020.
32	2021 Proxy Statement

(1)	Time-Vested RSU amount based on fair market value at time of grant.
(2)	Performance Based RSU valued at grant using Monte Carlo methodology.
Compensation Benchmarking.
The Compensation Committee examines the compensation practices of a defined peer group of companies, supplemented by survey data using similar peer group parameters, to assess the competitiveness of all elements of our executive officer compensation programs. The Compensation Committee, with the assistance of its independent compensation consultant, Radford, completed its annual review of our peer group for 2020. Based on the Compensation Committee’s review and advice of Radford, our peer group for fiscal year 2020 consisted of 15 companies for the purposes of evaluating the competitiveness of our named executive officer compensation in fiscal year 2020. The Compensation Committee maintained the general framework for selecting peer companies as in 2019 after considering the policies of outside investors and several governance advisory groups.
2020 Peer Group
Peer Group Selection Criteria
Global Industry Classification Standard Code	Trailing 12-Months Revenue Range	Market Capitalization Range
Semiconductor—45301020 and Semiconductor equipment— 45301010	$210 million - $1.3 billion (0.4x to 2.5x)	$300 million - $ 3 billion (0.3x to 3x)
Selected Peer Group
Advanced Energy Industries	Cohu	Photronics
Axcelis Technologies	Entegris	Rudolph Technologies
Brooks Automation	Ichor	Ultra Clean Holdings
Cabot Microelectronics	MKS Instruments	Veeco Instruments
Coherent	Nanometrics	XPeri
In selecting the specific companies, the Compensation Committee considered the objective criteria, whether the company was considered a peer by various institutional advisors, such as Institutional Shareholder Services (ISS) and Glass Lewis, as well as if the company considered FormFactor a peer. For the 2020 peer group,
2021 Proxy Statement	33

FormFactor’s revenue was at the 39th percentile against the peer group with a market capitalization falling at the 60th percentile at the time that the group was approved. The company’s selected 2020 peer group was identical to its 2019 peer group except for the removal of PDF Solutions as a result of it no longer meeting the relevant criteria.
Compensation Decisions
The Compensation Committee retains all authority to determine all matters of executive compensation and benefits but has delegated to our Chief Executive Officer the responsibility of issuing limited equity grants to new non-executive employee hires based on a pre-approved schedule and grant guideline. The independent compensation consultant hired by the Compensation Committee, Radford, is retained directly by the Compensation Committee and currently serves as its independent compensation consultant. Radford works directly with the Compensation Committee, and not on behalf of our company’s management, to provide advice and recommendations on competitive market practices and specific compensation decisions. The company subscribes to Radford’s Global Technology Survey to gain access to data needed for benchmarking for a variety of roles across the company. The Compensation Committee determined that this retention of Radford did not raise a conflict of interest.
Compensation Components
Base Salaries.
Base salaries are designed to provide market-competitive, fixed compensation, which allows us to attract and retain the highly skilled executives required to drive business results and stockholder value.
There is an annual cycle of the Compensation Committee’s compensation-related activities. The Compensation Committee typically reviews base salary rates for our named executive officers annually at the regularly scheduled second quarter meeting, and at other meetings when an executive is considered for promotion. Salary rates and any annual adjustments are determined by the Committee based on a number of factors, including level of responsibility, expertise, and experience of the individual, internal equity, individual and company performance, competitive conditions in the industry, and salary norms for individuals in comparable positions at comparable companies with particular attention to peer group companies, as well as the company’s use of cash. The Compensation Committee also considers recommendations made by our CEO regarding salary rate adjustments for his direct reports.
With reference to these and other factors, the Compensation Committee members apply their business judgment to determine the level of salary for executive officers, particularly because base salary is fixed rather than variable. The Compensation Committee decided to make no changes to the base salaries for Messrs. Slessor and Shahar in 2020, which therefore remained at $500,000 and $300,300 respectively.
Variable Cash Incentive Plan.
We provide a variable cash incentive opportunity through our Employee Incentive Plan which awards cash bonuses to our named executive officers and other employees based upon the achievement of pre-determined, quantifiable and objective corporate goals that are approved by the Board and its Compensation Committee. We determine these corporate goals based upon the company’s operating plan, the drivers of its performance, and its financial and strategic objectives, to set targets that we believe are challenging but rationally achievable. The development of our annual operating plan begins with a review of the expectations and results from our previous year and the progress made within our long-term strategic objectives. The goal is to create an annual plan that gives everyone in the organization a view of specific targets based in the company’s overarching strategies, and to hold teams accountable for achievement within practical constraints. The Board considers the annual planning process and its outcome as important to create a united and focused management team and workforce well connected to the company’s strategic plans. The Board reviews the annual plan during its development and approves it only after being satisfied that it well serves the company and its stockholders. The direct link between performance under the annual operating plan and the level of cash payouts under the
34	2021 Proxy Statement

Employee Incentive Plan helps drive achievement of the company’s near and long-term objectives. We believe that structuring these incentives with a quarterly structure based on the annual operating plan, as opposed to an annual structure, serves our company as the shorter period allows for better goal setting within the operating plan in the context of the rapidly changing dynamics in our industry.The following is an illustration of the calculation of individual cash incentive payments under our Employee Incentive Plan for our executive officers.

Fiscal 2020 Performance and Impact on Executive Compensation.
We generated sales of $693.6 million and $589.5 million in fiscal years 2020 and 2019, respectively. In 2020, our named executive officers earned performance-based cash incentives under our Employee Incentive Plan that depended solely upon meeting pre-defined financial metric objectives linked to adjusted operating income, which was $134.9 million in 2020, and $101.9 million in 2019. Adjusted operating income in 2020 increased by 32.4% over 2019, primarily as a result of increased revenues and higher utilization of fixed costs. For fiscal year 2020, achievement of the financial goals under the Employee Incentive Plan was above the target level. Consequently, each named executive officer received above target cash incentive pay. A reconciliation of non-GAAP and GAAP financial measures is set forth in Annex A.
The Compensation Committee determined that alignment on a single measure of performance for the variable cash incentive compensation of our named executive officers combines an important measure of business performance with the clarity which having simple and objective goals provides. There was also a minimum level of achievement of these targets that had to be met in order for any payout to be made, as well as a cap on all payouts to minimize excessive risk taking.
The following table shows the target bonus of each named executive officer as a percentage of salary for 2019 and 2020.
Named Executive Officers	2019 Target Bonus as a % of Salary	2020 Target Bonus as a % of Salary
Michael D. Slessor	100%	100%
Shai Shahar	70%	70%
If the company did not achieve the financial performance goals in fiscal year 2020, the actual total cash compensation in fiscal year 2020 would have been below target levels. This approach is aligned with the company’s pay-for-performance philosophy.
Following each quarter, the Compensation Committee evaluates the performance of the prior quarter to determine the actual achievement in relation to the financial performance goals under the Employee Incentive Plan. For fiscal year 2020, the company achieved varying levels of performance in each quarter as illustrated below. Based on this performance, the average actual bonus awards were aligned with our performance for the year.
2021 Proxy Statement	35

The following table shows the level of achievement in relation to the applicable financial goals for each quarter in fiscal year 2020.
Period	Adjusted Operating Income Result (in thousands)(1)	Adjusted Operating Income Target (in thousands)(1)	% Payout Achieved(2)
Q1	37,765	30,327	127%
Q2	36,609	30,327	121%
Q3	45,247	30,327	164%
Q4	51,584	30,327	195%
(1)
Adjusted operating income excludes bonus payments, stock-based compensation, acquisition and integration costs, intangible asset amortization, and the effect of certain events that are not intended to impact the Employee Incentive Plan performance measure. A reconciliation of non-GAAP and GAAP financial measures is set forth in Annex A.

(2)
As a result of these quarterly achievement levels, each named executive officer earned 151% of his annual target cash incentive award for fiscal year 2020. Achievement is calculated on a constant slope, where there is 0% achievement at $12,131,000 or below and 100% achievement at $32,349,000 in adjusted operating income. The maximum achievement under the plan is 200% of target adjusted operating income.

Equity Compensation.
Our 2012 Equity Incentive Plan authorizes the award of different types of equity awards, including stock options, restricted stock units and performance-based restricted stock units. Equity awards to our named executive officers are made at the discretion of the Compensation Committee in accordance with the Equity Incentive Plan and our company’s administrative guidelines. Equity compensation tied to the performance of our company’s common stock is used to reward performance and contributions to our company, as well as for retention purposes.
The Compensation Committee believes that equity compensation is a very important component of our pay-for-performance compensation philosophy and is an effective way to align compensation for named executive officers over a multi-year period directly with the interests of our company’s stockholders by motivating and rewarding creation and preservation of stockholder value. Equity awards to our named executive officers are generally made on an annual basis, along with the annual equity awards made to other employees of our company. All annual grants are historically approved at a regularly scheduled meeting of the Compensation Committee under our guidelines for equity awards and issued during an open trading window under our company’s insider trading policy. The Compensation Committee also considers and grants equity awards for special situations, such as promotions, from time to time.
Fiscal 2020 Equity Awards.
In fiscal year 2020, the Compensation Committee chose to continue issuing annual equity awards in the form of a combination of performance-based and time-vested restricted stock units to our named executive officers. Restricted stock units were awarded because their value is directly impacted by all stock price changes and therefore tied directly to stockholder value. Awards of performance-based restricted stock units were given to our named executive officers in fiscal year 2020, constituting the majority of their annual equity awards and tied to a multi-year Total Shareholder Return (TSR) goal. These performance-based restricted stock unit awards are based on the company’s performance measured as Total Shareholder Return on a relative basis against the S&P Semiconductors Select Industry Index.
The fiscal year 2020 annual equity grants made to our named executive officers were considered in light of the Compensation Committee’s objectives and compensation philosophy in determining total target direct compensation, including as relative to our fiscal year 2020 peer group. The time-based restricted stock unit awards will vest annually in equal installments over a period of three years from the date of grant. The performance-based restricted stock unit awards will vest following the end of a three-year performance period,
36	2021 Proxy Statement

depending on how many of the units are earned (between 0% and 150% of the target amount), as certified by the Compensation Committee, based on the company’s TSR for the period from July 1, 2020 through June 30, 2023 relative to the TSR of the companies identified as being part of the S&P Semiconductors Select Industry Index as of July 1, 2020.
The table below reflects selected details relating to the TSR awards granted to Messrs. Slessor and Shahar in fiscal year 2020(1).
Objective	Below Threshold	Threshold	Target	Maximum
Percentile Rank	Below the 25th percentile	25th percentile	50th percentile	75th percentile or higher
Payout Percentage	0% - No payout	50%	100%	150%
(1)	Awards are calculated using linear interpolation between performance levels.
The individual amounts for the fiscal year 2020 annual equity awards to our named executive officers are set forth in the table below.
Named Executive Officer	2020 Annual Time-Based Restricted Stock Unit Awards (#)	2020 Annual Performance- Based Restricted Stock Unit Awards (#)(1)
Michael D. Slessor	50,000	75,000
Shai Shahar	21,600	32,400
(1)
Performance-based restricted stock unit awards reflect the “target” number of units that can be earned based on relative TSR Performance. Actual units earned may vary from 0% to 150% of the “target” number based upon relative TSR as described above.

See the table entitled “Grants of Plan-Based Awards in Fiscal Year 2020” under “Executive Compensation and Related Information” in this Proxy Statement for additional information regarding these equity awards to our named executive officers in fiscal year 2020.
Achievement of TSR Awards for performance periods ending in 2020.
Starting in 2016, the company has only granted performance-based awards with a three-year measurement period. Our performance-based RSUs granted in fiscal year 2017 had a three-year performance period that ended June 30, 2020 and our performance-based RSUs granted in fiscal year 2018, 2019 and 2020 have a three-year performance period that ends June 30, 2021, June 30, 2022 and June 30, 2023, respectively, based on TSR.
Named Executive Officer/Grant Year	Target Performance-Based Restricted Stock Unit Awards Scheduled to Vest in 2020 (#)	Number of Performance-Based Restricted Stock Units Achieved (#)	% of Target Achievement
Michael D. Slessor	78,000	97,500	125%
Shai Shahar(1)	—	—	—
(1)	Mr. Shahar joined the company in 2018, and as these awards have a three-year performance period, no grants of performance-based restricted stock units for Mr. Shahar were scheduled to vest in 2020.
2021 Proxy Statement	37

Other market-based awards relating to the company’s performance for a three-year period that includes 2020 will be subject to achievement in 2021, 2022 and 2023 as described below under “Outstanding Equity Awards at Fiscal Year Ended December 26, 2020.” The plan year and corresponding performance measurement period for market-based awards are as follows:
Plan Year	Performance Measurement Period
2018	2018 to 2021
2019	2019 to 2022
2020	2020 to 2023
Stock Ownership Guidelines
We have stock ownership guidelines for our executive officers, which are set forth in our company’s Governance Guidelines. Our Corporate Governance Guidelines state that (i) the Chief Executive Officer of the company shall hold at least the greater of (a) 10,000 shares or (b) shares equal in value to three times (3x) the Chief Executive Officer’s annual base salary; and (ii) each “executive officer” other than the Chief Executive Officer of the company (as determined by the Board) should hold at least the greater of (a) 10,000 shares or (b) shares equal in value to two times (2x) the executive officer’s annual base salary. Shares counted for this purpose shall include shares owned by the executive officer, shares owned jointly with, or separately by spouse and/or minor children, including shares held in trusts, and vested, unreleased restricted stock units. New executive officers have five (5) years from the time they become executive officers to meet the ownership guidelines. In the event the requisite number of shares is increased by the Board, executive officers will have three years from the time of the increase to acquire any additional shares needed to meet such revised guidelines.
As of March 19, 2021, each of the named executive officers was in compliance with our guidelines.
Clawback Policy
We have adopted a clawback policy which requires that in the event our company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee will seek to recover from any current or former executive officer any incentive-based cash compensation for the three year period preceding the date on which an accounting restatement is required, based on erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement.
Change of Control and Severance Benefits
Our change of control severance agreements with our executive officers and certain of our other officers are described in this Proxy Statement under “Executive Compensation and Related Information-Change of Control, Severance, Separation and Indemnification Agreements.” Our Chief Executive Officer, Michael D. Slessor, is also eligible for severance benefits outside of a change of control event if he is terminated without cause or resigns for good reason.
The Compensation Committee believes that these agreements protect the interests of our stockholders by providing a framework for avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. The uncertainty about the future status of employment among management that can arise in the face of a potential change of control could result in the untimely departure or distraction of key officers. Change of control severance agreements provide support to officers to remain with our company despite uncertainties while a change of control is under consideration or pending and the Compensation Committee believes that the potential benefits under these agreements are reasonable and generally comparable to competitive agreements offered by our peer companies to their senior executives. Benefits are “double-trigger,” which means that they are provided to the executive only in the event that the executive is terminated, or the executive involuntarily experiences material changes in terms of employment, following a change of control. We do not provide for gross ups for excise taxes under Internal Revenue Code section 280G.
38	2021 Proxy Statement

Current performance-based equity awards will be deemed earned at the greater of target or actual results immediately prior to a change in control if the awards will be otherwise forfeited as determined by the Compensation Committee prior to the change in control.
Other Benefits and Perquisites
Our named executive officers participate in various employee benefit plans, including medical, dental and vision plans, life and disability insurance and our company’s 401(k) and stock purchase plans. These benefit plans are the same plans offered to our other employees.
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deductibility of compensation payable in any particular tax year to certain executive officers to the extent that such compensation exceeds $1 million per officer.
Prior to the enactment of the Tax Cuts and Jobs Act in December 2017, Section 162(m) provided an exemption from this deduction limitation for compensation that qualified as “performance-based compensation.” However, among other changes to Section 162(m), the exemption for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, subject to transition relief for certain arrangements in place as of November 2, 2017. We continue to monitor the application of Section 162(m) and the associated Treasury regulations on an ongoing basis and the advisability of qualifying executive compensation for deductibility. The Compensation Committee continues to have the flexibility to pay non-deductible compensation if it believes it is in the best interests of the company.
Fiscal 2021 Compensation Approach
For fiscal year 2021, we have not materially changed our approach to executive compensation.
Equity Compensation Plans
The following table sets forth certain information, as of December 26, 2020, concerning securities authorized for issuance under all equity compensation plans of our company.
Plan Category	Number of securities to be issued under outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by our stockholders(1)	2,946,922(2)	$8.35(3)	8,142,688(4)
Equity compensation plans not approved by our stockholders	—	—	—
Total	2,946,922	$8.35	8,142,688
(1)	Includes our 2012 Equity Incentive Plan and the Employee Stock Purchase Plan.
(2)
Represents 106,000 shares subject to outstanding options, 1,987,956 shares subject to outstanding time-based restricted stock units, and 852,966 shares subject to unearned performance-based restricted stock units. The unearned performance-based restricted stock units reflect the “target” number of units that can be earned based on the award metric. Actual units earned under grants made prior to 2018 may vary from 0% to 125% of the “target” number, and from 0% to 150% thereafter. Excludes securities that may be issued under our Employee Stock Purchase Plan.

(3)	Excludes outstanding restricted stock units, both “time” and “performance” based awards, which do not have an exercise price.
2021 Proxy Statement	39

(4)
Represents, as of December 26, 2020, 5,971,032 shares of our common stock reserved for future issuance under our 2012 Equity Incentive Plan and 2,171,656 shares of our common stock reserved for future issuance under our Employee Stock Purchase Plan. Securities available for future issuance under the 2012 Equity Incentive Plan reflects unearned performance-based restricted stock unit awards based on the metric “target” level. Securities available for issuance will be adjusted accordingly based on the actual units earned.

40	2021 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee reviewed and discussed the “Compensation Discussion and Analysis” contained in this Proxy Statement with our company’s management. Based on this review and discussions, the Compensation Committee has recommended to FormFactor’s Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
Submitted by the Compensation Committee
Edward Rogas, Jr., Chairperson
Rebeca Obregon-Jimenez
Kelley Steven-Waiss
2021 Proxy Statement	41

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Executive Officers
Name	Age	Position
Michael D. Slessor	51	Chief Executive Officer and Director
Shai Shahar	49	Chief Financial Officer
Michael D. Slessor became our Chief Executive Officer on December 28, 2014, and is a member of our Board of Directors. Dr. Slessor’s biographical information is described in Proposal No. 1 above.
Shai Shahar has served as our Chief Financial Officer since March 2018. Mr. Shahar served as the Vice President Finance & Operations of Nova Measuring Instruments, a leading provider of metrology solutions used in semiconductor manufacturing, from April 2017 to March 2018. From June 2014 to January 2016, Mr. Shahar served as Vice President Finance and Corporate Controller of PMC-Sierra, Inc., a fabless semiconductor company, and served as its Vice President Finance, FP&A, from 2011 to June 2014, following its acquisition of Wintegra, Inc. Mr. Shahar was Chief Financial Officer of Wintegra, Inc., a fabless semiconductor company, from 2006 to 2010. From 1997 to 2006, Mr. Shahar worked in progressive roles as a senior manager at Ernst & Young, where he was responsible for private and public company accounts, including Nasdaq-listed technology companies. Mr. Shahar is a certified public accountant in Israel, and received his bachelor’s degree in Accounting and Economics in 1998 from the Recanati School of Business, Tel Aviv University, Israel.
Summary Compensation
The following table presents information regarding the compensation paid during fiscal years 2020, 2019 and 2018 to our President and Chief Executive Officer and our Chief Financial Officer, who were our only executive officers during fiscal year 2020.
Named Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(4)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael D. Slessor, President and Chief Executive Officer	2020	519,231(5)	—	4,305,500	711,319	21,261	5,538,080
	2019	500,000	—	3,165,100	373,783	10,835	4,040,103
	2018	500,000	—	2,882,380	294,289	7,696	3,684,365
Shai Shahar, Chief Financial Officer	2020	311,850(5)	—	1,859,976	299,053	16,243	2,475,572
	2019	287,714	—	1,123,100	147,290	4,838	1,562,941
	2018*	222,115	30,000	1,540,635	67,740	4,795	1,865,285
(1)
The dollar amounts shown are based on the fair value of the award as of the grant date. The fair value of our fiscal year 2020 time-based stock awards was based on the closing fair market value of our common stock as reported on the Nasdaq Global Market on the grant date. The fair value of our performance-based stock awards (which are market-based stock awards) was derived under a Monte Carlo simulation model. Assumptions used in the calculation of these amounts are described in Note 12, Stock-Based Compensation, to our company’s consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 26, 2020.

(2)	Represents amounts earned for performance in the applicable year under our company’s Employee Incentive Plan, which is described under “Compensation Discussion and Analysis” in this Proxy Statement.
(3)	The amounts in this column represent matching contributions under our company 401(k) Plan and healthcare related benefits.
42	2021 Proxy Statement

(4)
The dollar amount shown includes time-based and performance-based restricted stock unit awards. The payout range for the performance-based restricted stock unit awards is 0% to 150%, with the grant date valuation representing the maximum achievement of 150%. Actual performance may result in fewer shares becoming earned and vested, which will reduce the realized value of the award. The grant date value of performance-based stock units in 2020 was $2,983,500 and $1,288,872 for Dr. Slessor and Mr. Shahar, respectively.

(5)
Salary compensation paid during fiscal year 2020 is above the base salaries of $500,000 and $300,300 for Messrs. Slessor and Shahar, respectively, as a result of there being 27 pay periods in 2020 instead of the usual 26 pay periods in the year due to last day of the pay period falling within the calendar as a result of the timing of certain holidays.

*	Mr. Shahar joined the company in March 2018.
Grants of Plan-Based Awards in Fiscal Year 2020
The following table presents information regarding stock options and restricted stock units granted during fiscal year 2020 to our named executive officers. These equity awards were granted under our 2012 Equity Incentive Plan. The vesting schedule for the awards is set forth below in the table “Outstanding Equity Awards at Fiscal Year Ended December 26, 2020.” There can be no assurance that the Grant Date Fair Value of Stock Awards will ever be realized. The following table also presents information in the “Non-Equity Incentive Plan Awards” columns regarding potential awards under our Employee Incentive Plan for fiscal year 2020. All awards presented in the table below are further described under “Compensation Discussion and Analysis-Compensation Components” in this Proxy Statement.
	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Michael D. Slessor	—	—	500,000	1,000,000	—	—	—	—	—
	8/27/2020	—	—	—	—	—	—	50,000	1,322,000
	8/27/2020	—	—	—	37,500	75,000	112,500	—	2,983,500
Shai Shahar	—	—	210,210	420,420	—	—	—	—	—
	8/27/2020	—	—	—	—	—	—	21,600	571,104
	8/27/2020	—	—		16,200	32,400	48,600	—	1,288,872
(1)	Represents the target award under the Employee Incentive Plan.
(2)
Represents the performance-based stock awards (which are market-based awards). The performance-based awards were issued on August 27, 2020 and vest on August 27, 2023 based on the company’s relative TSR performance from July 1, 2020 through June 30, 2023.

(3)	Represents the time-based stock awards granted. The time-based awards were issued on August 27, 2020 and vest over a three-year period in three equal installments on August 27, 2021, 2022 and 2023.
(4)
Represents the aggregate grant date fair value of time-based and performance-based stock awards. The grant date fair value of the performance-based stock awards is based on the maximum achievement of 150% of target and is derived using a Monte Carlo simulation model. The grant date fair value of our time-based awards is based on the closing fair market value of our common stock on the Nasdaq Stock Market on the grant date.

Assumptions used in the calculation of these amounts are described in Note 12, Stock-Based Compensation, to our company’s consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 26, 2020. The use of any stock-based compensation valuation model should not be interpreted as a prediction of the actual value that may be realized from the award.
2021 Proxy Statement	43

Outstanding Equity Awards at Fiscal Year Ended December 26, 2020
The following table presents information regarding outstanding stock awards held by our named executive officers at December 26, 2020.
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Michael D. Slessor	20,667(2)	880,001	93,000(5)	3,959,940
	41,334(3)	1,760,002	93,000(6)	3,959,940
	50,000(4)	2,129,000	75,000(7)	3,193,500
Shai Shahar	15,500(8)	659,990	38,500(5)	1,639,330
	14,667(3)	624,521	33,000(6)	1,405,140
	21,600(4)	919,728	32,400(7)	1,379,592
(1)
Market value was determined by multiplying the closing fair market value for a share of our company’s common stock as of December 24, 2020, which was our company’s last business day of fiscal year 2020, of $42.58, by the number of unvested and unearned units.

(2)	33.33% of the stock units vest each August 16 commencing after August 16, 2018.
(3)	33.33% of the stock units vest each June 4 commencing after June 4, 2019.
(4)	33.33% of the stock units vest each August 27 commencing after August 27, 2020.
(5)
The number of units is based on a 100% achievement of the company’s TSR for the period from July 1, 2018 to June 30, 2021 relative to the TSR of the companies identified as being part of the S&P Semiconductor Select Industry Index. The payout range for the market-based restricted stock unit award is 0% to 150%. 100% of the earned units will vest on the certification date in 2021.

(6)
The number of units is based on a 100% achievement of the company’s TSR for the period from July 1, 2019 to June 30, 2022 relative to the TSR of the companies identified as being part of the S&P Semiconductor Select Industry Index. The payout range for the market-based restricted stock unit award is 0% to 150%. All of the earned units will vest on the certification date in 2022.

(7)
The number of units is based on a 100% achievement of the company’s TSR for the period from July 1, 2020 to June 30, 2023 relative to the TSR of the companies identified as being part of the S&P Semiconductor Select Industry Index. The payout range for the market-based restricted stock unit award is 0% to 150%. All of the earned units will vest on the certification date in 2023. These awards are scheduled to vest on the third anniversary of the grant date and achievement at 150% (maximum) would result in 112,500 and 48,600 shares earned for Dr. Slessor and Mr. Shahar, respectively.

(8)	33.33% of the stock units vest each March 15 commencing after March 15, 2018.
The following table presents information regarding outstanding awards of options held by our named executive officers at December 26, 2020.
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Michael D. Slessor	100,000	—	8.44	2/9/2022
Shai Shahar	—	—	—	—
44	2021 Proxy Statement

Option Exercises and Stock Vested at Fiscal Year Ended December 26, 2020
The following table presents information concerning the exercise of options during fiscal year 2020 by our named executive officers, and the vesting of stock units held by them during fiscal year 2020 (with the reported value based on the market price on the applicable date).
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael D. Slessor	250,000	6,654,424	58,667	1,711,513
Shai Shahar	—	—	22,833	456,078
Change of Control, Severance, Separation and Indemnification Agreements
Change of Control Severance Agreements. We have entered into change of control severance agreements with each of our named executive officers and certain other officers. Each change of control severance agreement provides for the officer to receive the following severance benefits upon a qualifying termination of employment within one year following a change of control of our company, subject to the officer signing a release of claims in favor of our company:
•
lump sum cash severance payment equal to one year’s annual base salary and the greater of (a) the annual target bonus or (b) the annual target bonus multiplied by the average rate of annual bonus relative to the target paid to officers covered by similar change of control severance agreements for the two most recently completed fiscal years (subject to the participating officer’s compliance with a confidentiality agreement and an agreement not to solicit employees of our company for one year after termination);

•
continuation of health benefits for one year (subject to the participating officer’s compliance with a confidentiality agreement and an agreement not to solicit employees of our company for one year after termination); and

•
fully accelerated vesting of all equity awards, with performance-based equity awards deemed earned at the greater of target or the actual results immediately prior to the change in control, and unless the awards are replaced, the awards will be settled immediately prior to the change in control and any forfeiture provisions and/or company right of repurchase automatically lapsing in full.

Terminations of employment that entitle the officer to receive severance benefits under the change of control severance agreement consist of either a termination by our company without “cause” or by resignation of the officer for “good reason” within 120 days of an event constituting “good reason” if, in each case, within one year following a “change of control.” The change of control severance agreements provide the following definitions:
•	“change of control” means the first to occur of any of the following events:
(i)
the consummation of a merger or consolidation of our company with any other corporation, other than a merger or consolidation which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving entity) more than 60% of the total voting power represented by the voting securities of our company or such surviving entity outstanding immediately after such merger or consolidation;

(ii)
(A) any approval by our stockholders of a plan of complete liquidation of our company, other than as a result of insolvency or (B) the consummation of the sale or disposition (or the last in a series of sales or

2021 Proxy Statement	45

dispositions) by our company of all or substantially all of our company’s assets, other than a sale or disposition to a wholly-owned direct or indirect subsidiary of our company and other than a sale or disposition which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (by being converted into or exchanged for voting securities of the entity to which such sale or disposition was made) more than 60% of the total voting power represented by the voting securities of the entity to which such sale or disposition was made after such sale or disposition; or
(iii)
any “person” (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of our company representing 40% or more of the total voting power represented by our company’s then outstanding voting securities; or

(iv)
during any period of two consecutive years after the effective date of the change of control severance agreement, the incumbent directors cease for any reason to constitute a majority of our Board of Directors.

•	“cause” means the occurrence of any of the following:
(i)
any act of personal dishonesty taken by the employee in connection with his or her responsibilities as an employee which is intended to result in substantial personal enrichment of the employee and is reasonably likely to result in material harm to our company;

(ii)	the employee’s conviction of a felony;
(iii)	a willful act by the employee which constitutes misconduct and is materially injurious to our company; or
(iv)
continued willful violations by the employee of the employee’s obligations to our company after the employee has received a written demand for performance from our company which describes the basis for our company’s belief that the employee has not substantially performed his or her duties.

•	“good reason” means the occurrence of any of the following:
(i)
without the employee’s express written consent, a material reduction of the employee’s duties, position or responsibilities relative to the employee’s duties, position or responsibilities in effect immediately prior to the change of control;

(ii)	a reduction of more than 10% of the employee’s base salary or target bonus as in effect immediately prior to such reduction;
(iii)	without the employee’s express written consent, the relocation of the employee’s primary work location by more than 50 miles; or
(iv)	the failure of our company to obtain the assumption of the change of control severance agreement by a successor;
provided, however, that the employee will have good reason to terminate employment only if (i) the employee provides notice to the company of the existence of the event or circumstances constituting good reason specified in any of the preceding clauses within 90 days of the initial existence of such event or circumstances, and (ii) the company does not remedy such event or circumstances within 15 days following receipt of such notice.
46	2021 Proxy Statement

The change of control severance agreements provide that if payments to an officer are subject to the excise tax imposed by Section 280G of the Internal Revenue Code, the severance benefits will be reduced only to the extent that such reduction would increase the benefits received by the officer on an after-tax basis. The change of control severance agreements do not alter the at-will employment of the officers who have entered into them.
Under our Employee Incentive Plan, which provides for performance bonuses to our officers, if a change in control of our company occurs, pending bonus awards will be deemed to have been earned at 100% of the bonus target percentage for the current plan measurement period (and for the subsequent consecutive measurement periods if they fall within the same fiscal year) and will be paid to the officer participants at that time.
The following table presents information regarding change of control payment and benefit estimates for our named executive officers who were subject to the change in control agreement at fiscal year-end. We prepared the table assuming that both a change of control occurred, and the employment of our current named executive officers was terminated without cause or by resignation of the officer for good reason on December 24, 2020, which was our company’s last business day of fiscal year 2020. For restricted stock unit awards, the intrinsic value is based upon the December 24, 2020 closing price for our company common stock of $42.58. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of such change of control and such officer’s separation from our company.
	Michael D. Slessor	Shai Shahar
Base salary ($)	500,000	300,300
Short-term incentive compensation ($)	597,500	251,201
Stock options ($)(1)	—	—
Stock awards ($)(1)	21,439,073	8,840,332
Health benefits ($)	29,930	23,875
Sub-Total ($)	22,566,503	9,415,708
280G Reduction in Severance Benefits ($)	—	—
Total ($)	22,566,503	9,415,708
(1)
Stock awards include time-based option and restricted stock unit awards and market (TSR) based restricted stock unit awards. The change of control payouts for the market (TSR) based restricted stock unit awards are calculated at the maximum achievement level for such grants.

Severance Agreement with Dr. Slessor. The CEO Change of Control and Severance Agreement with Dr. Slessor also provides that if his employment is terminated by our company as a result of any involuntary termination at any time other than within 12 months following a change of control (as these terms are defined in the agreement), he will receive a lump sum severance payment equal to one year of his then annual base salary, a pro-rata portion of his annual bonus based upon the number of calendar days the officer was employed in the year of his termination (or if such bonus is intended to be under a Section 162(m) plan, a pro-rata portion of the lesser of (x) the bonus actually earned for the year of termination, as determined following the end of the year, and (y) the target bonus), health benefits coverage for twelve months, accelerated vesting of his outstanding equity awards as if he had continued in employment for twelve additional months following his separation; provided that with respect to any performance-based equity award for which the performance period has not ended as of the date of termination but for which the initial vesting date would occur within twelve months following his separation, such performance award will remain outstanding and, upon determination of the amount earned for such performance period, the earned amount of the performance period will be subject to the same twelve-month acceleration; and twelve months following his separation to exercise any vested stock options not to exceed the expiration date of such options. These separation benefits are subject to Dr. Slessor executing a release in favor of FormFactor.
The following table presents information regarding payment and benefit estimates for Dr. Slessor assuming that his employment with our company was terminated without cause by us or by his resignation within 120 days of any event constituting good reason on December 24, 2020, which was our company’s last business day of
2021 Proxy Statement	47

fiscal year 2020. For restricted stock unit awards, the intrinsic value is based upon the December 24, 2020 closing price for our company common stock of $42.58. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of his separation from our company.
Michael D. Slessor
Base salary ($)	500,000
Short-term incentive compensation ($)	500,000
Stock options ($)	—
Stock awards ($)(1)	8,409,550
Health benefits ($)	29,930
Sub-Total ($)	9,439,480
280G Reduction in Severance Benefits ($)	—
Total ($)	9,439,480
(1)
Stock awards include time-based restricted stock unit awards and market (TSR) based restricted stock unit awards. The value for the market (TSR) based restricted stock unit awards are calculated at the maximum achievement level for such grants.

Indemnification Agreements. We have entered into indemnification agreements with each of our current and former directors, current and former executive officers and certain other officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to our company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. These indemnification agreements are in addition to the indemnity provisions in our company’s certificate of incorporation and bylaws. We also intend to enter into indemnification agreements with our future directors and executive officers.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our median-compensated employee’s annual total compensation to the annual total compensation of our principal executive officer.
The purpose of this disclosure is to provide a measure of the equitability of pay within our company. We believe our compensation philosophy and process yield an equitable result for all of our employees. During fiscal year 2020, the principal executive officer of FormFactor was our Chief Executive Officer, Dr. Michael D. Slessor. For 2020, the combined annual total compensation for Dr. Slessor was $5,542,226, and for our median-compensated employee was $78,675, resulting in an estimated pay ratio of 70:1.
In accordance with Item 402(u) of Regulation S-K, we identified the median-compensated employee by (i) aggregating for each applicable employee (A) annual base salary for permanent salaried employees, or hourly rate multiplied by expected annual work schedule, for permanent hourly employees (prorated for the portion of the year worked for non-permanent employees), as of December 26, 2020 (the employee determination date), (B) the target bonus or commission for 2020, and (ii) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all employees world-wide, excluding Dr. Slessor, whether employed on a full-time, part-time, or seasonal basis. Components of compensation paid in foreign currencies were converted to U.S. dollars based on exchange rates as of the end of our 2020 fiscal year.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
48	2021 Proxy Statement

AUDIT MATTERS

PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021
The third proposal is to ratify the selection of KPMG LLP (“KPMG”) as FormFactor’s independent registered public accounting firm for fiscal year 2021. The Audit Committee of our Board of Directors has appointed KPMG as the independent registered public accounting firm to perform the audit of our financial statements for fiscal year 2021, and our stockholders are being asked to ratify such selection. Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so. KPMG has served as the company’s independent registered public accounting firm since 2013.
Ratification by our stockholders of the selection of KPMG as our independent registered public accounting firm is not required by applicable law, our certificate of incorporation, our bylaws or otherwise. However, our Board of Directors is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify this selection, our Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.
Our Board of Directors recommends a vote FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2021.
Principal Auditor Fees and Services
Our Board of Directors is recommending a vote for ratification of the selection of KPMG as the company’s independent registered accounting firm for fiscal year 2021. The following is a summary of fees for professional services rendered to our company by KPMG, our independent registered public accountant, related to fiscal year 2020 and 2019.
	2020	2019
Audit Fees	$1,967,876	$1,951,126
Audit-Related Fees	75,000	—
Tax Fees	—	—
All Other Fees	—	—
Total	$2,042,876	$1,951,126
Audit Fees. Audit Fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements for fiscal years 2020 and 2019, the audit of the effectiveness of our internal control over financial reporting, and the review of our consolidated financial statements included in our Form 10-Q quarterly reports for fiscal years 2020 and 2019. Audit fees also include services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees. Audit-Related Fees consist of fees billed for assurance and related services that are traditionally performed by the independent registered public accountant and are not reported under “Audit Fees.” For fiscal year 2020, such fees were for services in connection with acquisition-related due diligence work and implementation of new accounting standards.
2021 Proxy Statement	49

Tax Fees. Tax Fees consist of fees billed for professional services for tax compliance, tax preparation, tax advice and tax planning. These services consist of assistance regarding federal, state and international tax compliance, assistance with the preparation of various tax returns, research and design tax study and international compliance. We did not incur any such fees for fiscal year 2020 or 2019.
All Other Fees. All Other Fees consist of fees for products and services other than the services reported above. We did not incur any such fees for fiscal year 2020 or 2019.
Pre-Approval of Audit and Non-Audit Services of Auditor
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services described above with respect to Audit Fees and Audit-Related Fees for fiscal years 2020 and 2019 were pre-approved by our Audit Committee.
50	2021 Proxy Statement

REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees FormFactor’s accounting and financial reporting processes on behalf of our Board of Directors. FormFactor’s management has primary responsibility for the preparation and integrity of our company’s consolidated financial statements, for implementing systems of internal control over financial reporting and for other financial reporting-related functions. The company’s independent registered public accounting firm for fiscal year 2020, KPMG, was responsible for performing an independent audit of FormFactor’s consolidated financial statements for fiscal year 2020, expressing an opinion, based upon its audit, as to the conformity of such financial statements with generally accepted accounting principles in the United States and attesting to the effectiveness of FormFactor’s internal control over financial reporting.
In discharging its oversight responsibility, the Audit Committee has reviewed and discussed, with our management and KPMG, the audited consolidated financial statements of FormFactor as of and for the year ended December 26, 2020, including a discussion of the quality of FormFactor’s financial reporting and internal control over financial reporting, as well as the selection, application and disclosure of critical accounting policies.
The Audit Committee has discussed with KPMG, with and without the company’s management present, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
The Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with KPMG the independent accountant’s independence.
Based on the above-mentioned reviews and discussions, the Audit Committee has recommended to our Board of Directors that FormFactor’s consolidated financial statements as of and for the year ended December 26, 2020 be included in the company’s Annual Report on Form 10-K for the year ended December 26, 2020.
Submitted by the Audit Committee.
Raymond A. Link, Chairperson
Lothar Maier
Sheri Rhodes
2021 Proxy Statement	51

ADDITIONAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Beneficial Ownership of Our Securities
The following table presents information regarding the beneficial ownership of our common stock as of March 19, 2021 for:
•	each person or entity known by us to own beneficially more than 5% of our common stock;
•	each of our directors and nominees;
•	each of our named executive officers; and
•	all of our directors and named executive officers as a group.
The percentage of beneficial ownership for the following table is based on 77,758,530 shares of our common stock outstanding as of March 19, 2021. Beneficial ownership is determined under the rules and regulations of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days of March 19, 2021 through the exercise of any option, unit or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules and regulations of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has exercised options, units or other rights into shares of our common stock.
To our knowledge, except under community property laws or as otherwise noted, the persons named in the table below have sole voting and sole investment power with respect to all equity beneficially owned. Unless otherwise indicated, each director, named officer and 5% stockholder listed below maintains a mailing address of c/o FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551.
Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
BlackRock, Inc.(1)	11,680,313	15.02%
The Vanguard Group, Inc.(2)	8,359,066	10.75%
Wellington Management Group LLP(3)	4,861,171	6.25%
EARNEST Partners, LLC(4)	6,024,007	7.75%
Thomas St. Dennis(5)	46,098	*
Michael D. Slessor(6)	447,521	*
Raymond A. Link(7)	62,700	*
Lothar Maier(8)	103,098	*
Rebeca Obregon-Jimenez(9)	7,098	*
Sheri Rhodes(10)	9,107	*
Edward Rogas, Jr.(11)	22,098	*
Kelley Steven-Waiss(12)	24,998	*
Shai Shahar(13)	10,516	*
All current directors and executive officers as a group (9 persons)(14)	733,234	*
52	2021 Proxy Statement

*	Represents beneficial ownership of less than 1%.
(1)
As reported in Amendment No. 12 to Schedule 13G/A of BlackRock, Inc. reflecting beneficial ownership as of December 31, 2020, which was filed on January 26, 2021 with the Securities and Exchange Commission. BlackRock, Inc. reported sole voting power with respect to 11,589,789 shares and sole dispositive power with respect to 11,680,313 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(2)
As reported in Amendment No. 10 to Schedule 13G/A of The Vanguard Group, Inc. reflecting beneficial ownership as of December 31, 2020, which was filed on February 10, 2021 with the Securities and Exchange Commission. The Vanguard Group, Inc. reported shared voting power with respect to 179,051 shares, sole dispositive power with respect to 8,116,753 shares and shared dispositive power with respect to 242,313 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)
As reported in Amendment No. 3 to Schedule 13G/A of Wellington Management Group LLP (“WMG”), Wellington Group Holdings LLP (“WGH”), Wellington Investment Advisors Holdings LLP (“WIA”) and Wellington Management Company LLP (“WMC,” and collectively, the “Wellington Group”) reflecting beneficial ownership as of December 31, 2020, which was filed on February 4, 2021 with the Securities and Exchange Commission. WMG, WGH and WIA reported shared voting power with respect to 3,874,777 shares and shared dispositive power over 4,861,171 shares. WMC reported shared voting power with respect to 3,861,910 shares and shared dispositive power to 4,616,838 shares. The address of the Wellington Group is 280 Congress Street, Boston, Massachusetts 02210.

(4)
As reported in Amendment No. 2 to Schedule 13G/A of EARNEST Partners, LLC reflecting beneficial ownership as of December 31, 2020, which was filed on February 16, 2021 with the Securities and Exchange Commission. EARNEST Partners, LLC reported sole voting power with respect to 4,058,499 shares and sole dispositive power with respect to 6,024,007 shares. The address of Earnest Partners, LLC is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

(5)	Represents 39,000 shares held directly by Mr. St. Dennis, and 7,098 units convertible to common stock, 7,098 of which shares and units will be vested within 60 days of March 19, 2021.
(6)	Represents 347,521 shares held directly by Dr. Slessor, and 100,000 shares issuable upon exercise of options.
(7)
Represents 27,313 shares held by the Raymond A. Link Trust, 28,289 shares held directly by Mr. Link, and 7,098 units convertible to common stock, 7,098 of which shares and units will be vested within 60 days of March 19, 2021.

(8)
Represents 12,000 shares held by the Maier Family Revocable Trust, 84,000 shares held directly by Mr. Maier, and 7,098 units convertible to common stock, 7,098 of which shares and units will be vested within 60 days of March 19, 2021.

(9)	Represents 0 shares held directly by Ms. Obregon-Jimenez, and 7,098 units convertible to common stock, 7,098 of which shares and units will be vested within 60 days of March 19, 2021.
(10)	Represents 2,009 shares held directly by Ms. Rhodes, and 7,098 units convertible to common stock, 7,098 of which shares and units will be vested within 60 days of March 19, 2021.
(11)	Represents 15,000 shares held directly by Mr. Rogas, and 7,098 units convertible to common stock, 7,098 of which shares and units will be vested within 60 days of March 19, 2021.
(12)
Represents 17,900 shares held directly by Ms. Steven-Waiss, 6,000 shares issuable upon exercise of options and 7,098 units convertible to common stock, 7,098 of which shares and units will be vested within 60 days of March 19, 2021.

(13)
Represents 3,374 shares held directly by Mr. Shahar, and 7,142 units convertible to common stock, 15,500 of which shares and units will be vested within 60 days of March 19, 2021, net of 8,358 estimated shares withheld for taxes.

(14)
Represents 570,415 shares held directly or in a revocable trust by the company’s directors and named executive officers as a group, 106,000 shares issuable upon exercise of options, and 56,828 units convertible into common stock, 65,186 of which shares and units will be vested and exercisable within 60 days of March 19, 2021, net of 8,358 estimated shares withheld for taxes.

2021 Proxy Statement	53

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Board of Directors recognizes that transactions between our company and persons or entities that may be deemed related persons can present potential or actual conflicts of interest and create the appearance of impropriety. Accordingly, our Board has delegated authority for the review and approval of all related person transactions to the Governance and Nominating Committee. Pursuant to that authority, the Governance and Nominating Committee has adopted a written Statement of Policy Regarding Related Person Transactions to provide procedures for reviewing, approving and ratifying any transaction involving our company or any of its subsidiaries in which a 5% or greater stockholder, director, executive officer or members of their immediate family have or will have a material interest as determined by our Governance and Nominating Committee. This policy is intended to supplement, and not to supersede, our company’s other policies that may be applicable to or involve transactions with related persons, such as the company’s Code of Business Conduct.
Subsequent to his departure from our Board of Directors in July 2019, we entered into a consulting agreement with Mr. DeLateur providing for continued support from Mr. DeLateur as an advisor to our Board of Directors on topics specific to his expertise and knowledge of our company, pursuant to which we granted him a restricted stock award with a grant date fair value of approximately $153,000 vesting during the period of the services which ended in July 2020.
Subsequent to his departure from our Board of Directors in December 2019, we entered into a consulting agreement with Mr. Zellner providing for continued support from Mr. Zellner as an advisor to the our Board of Directors on topics specific to his expertise and knowledge of our company, pursuant to which we granted him a restricted stock award with a grant date fair value of approximately $209,000 vesting during the period of the services which ended in December 2020.
From the beginning of fiscal year 2020 until the present, other than as described above, there have been no (and there are no currently proposed) transactions, or series of similar transactions, other than the compensation arrangements for directors and executive officers described above, in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our common stock or entities affiliated with them had or will have a material interest.
54	2021 Proxy Statement

PROPOSALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials. Our stockholders may submit proposals in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in our proxy materials relating to our 2022 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, the information required by Rule 14a-8 must be received by us no later than December 1, 2021. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, and we also encourage you to send a copy via e-mail to corporatesecretary@formfactor.com. Submission of a proposal under Rule 14a-8 does not guarantee that it will be included in our proxy statement and form of proxy.
Requirements for Stockholder Proposals or Nominations to be Brought Before Our Annual Meeting. Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, the stockholder must have given timely notice thereof in writing to the Corporate Secretary not less than 75 days nor more than 105 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders. To be timely for the 2022 Annual Meeting of Stockholders, a stockholder’s notice must be received by us between and including January 29, 2022 and February 28, 2022. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, and we also encourage you to send a copy via e-mail to corporatesecretary@formfactor.com. In no event will the public announcement of an adjournment or a postponement of our annual meeting of stockholders (including any such adjournment or postponement resulting from a national emergency, including a pandemic) commence a new time period for the giving of a stockholder’s notice as provided above. A stockholder’s notice to the Corporate Secretary must for each matter the stockholder proposes to bring before the annual meeting set forth the information required by our bylaws and applicable law.
2021 Proxy Statement	55

OTHER BUSINESS
Our Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the accompanying Notice of 2021 Annual Meeting of Stockholders. As to any business that may properly come before the Annual Meeting, however, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the designated proxy holder.
Whether or not you are able to attend this year’s Annual Meeting, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating, and returning a proxy card at your earliest convenience.
BY ORDER OF THE BOARD OF DIRECTORS

Jason Cohen
Vice President, General Counsel, and Secretary
Livermore, California
March 31, 2021
56	2021 Proxy Statement

ANNEX A - RECONCILIATION OF ADJUSTED (NON-GAAP) AND GAAP FINANCIAL MEASURES
In this proxy statement we have presented financial measures that were used in determining the performance cash incentive compensation of executive officers and which have not been determined in accordance with generally accepted accounting principles (GAAP) and are therefore non-GAAP financial measures. We believe that the measure of adjusted operating income used under our Employee Incentive Plan is well aligned with how investors assess our operating performance and therefore represents a proper basis in implementing our pay-for-performance approach. Below is a reconciliation of non-GAAP financial measures to measures that we have reported in accordance with GAAP. Because our calculation of non-GAAP financial measures may differ from similar measures used by other companies, investors should be careful when comparing our non-GAAP financial measures to those of other companies.
	Three Months Ended (In thousands)				Twelve Months Ended (In thousands)
	March 28, 2020 ($)	June 27, 2020 ($)	September 26, 2020 ($)	December 26, 2020 ($)	December 26, 2020 ($)	December 28, 2019 ($)
GAAP operating income	18,430	22,493	22,037	20,828	83,788	49,662
Adjustments:
Amortization of intangibles, inventory and fixed asset fair value adjustments due to acquisition	7,263	6,702	7,042	8,663	29,670	28,137
Stock-based compensation	5,623	5,642	5,509	7,056	23,830	23,176
Restructuring charges	—	—	—	—	—	481
Loss (gain) on contingent consideration	—	(3,700)	(71)	892	(2,879)	—
Acquisition related expenses	35	—	334	140	509	460
Non-GAAP operating income	31,351	31,137	34,851	37,579	134,918	101,916
Other(1)	6,414	5,472	10,396	14,005	n/a	n/a
Adjusted operating income	$37,765	$36,609	$45,247	$51,584	n/a	n/a
(1)
“Other” comprises the effect of non-ordinary course events determined by the Compensation Committee to be not within the annual operating plan used to set applicable performance targets under the Employee Incentive Plan.

2021 Proxy Statement	A-1

FORMFACTOR, INC.
7005 SOUTHFRONT ROAD
LIVERMORE, CALIFORNIA 94551

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 13, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FORM2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 13, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D38377-P51112

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FORMFACTOR, INC.

The Board of Directors recommends you vote FOR each of the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Rebeca Obregon-Jimenez	☐	☐	☐
1b. Kelley Steven-Waiss	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held On May 14, 2021:
The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com.

D38378-P51112

FORMFACTOR, INC.
Annual Meeting of Stockholders
May 14, 2021 3:00 P.M. PDT
Online at www.virtualshareholdermeeting.com/FORM2021
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jason Cohen and Shai Shahar, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FormFactor, Inc. that the stockholder(s) is/are entitled to vote at, and in their discretion, to vote upon such other business as may properly come before, the Annual Meeting of Stockholders to be held at 3:00 PM Pacific Daylight Time, on May 14, 2021, via live webcast at www.virtualshareholdermeeting.com/FORM2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies with respect to such other business as may properly come before the Annual Meeting.

Continued and to be signed on reverse side